Securities Act Registration No. 033-96634

Investment Company Act Reg. No. 811-09094

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 42	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 43 ☒
(Check appropriate box or boxes.)

LEUTHOLD FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

33 South Sixth Street, Suite 4600
Minneapolis, Minnesota	55402

(Address of Principal Executive Offices)	(ZIP Code)

(612) 332-9141

(Registrant’s Telephone Number, including Area Code)

Copy to:
John C. Mueller
Leuthold Group, LLC d/b/a Leuthold Weeden Capital Management	Peter D. Fetzer
33 South Sixth Street	Foley & Lardner LLP
Suite 4600	777 East Wisconsin Avenue
Minneapolis, Minnesota 55402	Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on January 29, 2016 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
January 29 , 201 6

The Leuthold Funds

Leuthold Core Investment Fund
Retail Class Shares	LCORX
Institutional Class Shares	LCRIX

Leuthold Global Fund
Retail Class Shares	GLBLX
Institutional Class Shares	GLBIX

Leuthold Select Industries Fund	LSLTX

Leuthold Global Industries Fund
Retail Class Shares	LGINX
Institutional Class Shares	LGIIX

Grizzly Short Fund	GRZZX

Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Funds invest and the services they offer to shareholders.

An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

Leuthold Core Investment Fund

Investment Objective

Leuthold Core Investment Fund seeks capital appreciation and income (or “total return”) in amounts attainable by assuming only prudent investment risk over the long term.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail	Institutional
	(LCORX)	(LCRIX)
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases	None	None
Maximum Deferred Sales
Charge (Load)	None	None
Maximum Deferred Sales Charge
(Load) Imposed on Reinvested
Dividends and Distributions	None	None
Redemption Fee (as a percentage
of amount redeemed within
5 business days of purchase)	2%	2%
Exchange Fee (as a percentage
of amount exchanged within
5 business days of purchase)	2%	2%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	None	None
Other Expenses	0.40%	0.30%
Service Fees	0.10%	None
Dividends on Short Positions	0.14%	0.14%
All Remaining Other Expenses	0.16%	0.16%
Acquired Fund Fees
and Expenses	0.05%[1]	0.05%[1]
Total Annual Fund Operating
Expenses	1.35%	1.25%

1	Acquired Fund Fees and Expenses are not directly borne by the Fund, and they are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years
Retail
(LCORX)	$137	$428	$739	$1,624
Institutional
(LCRIX)	$127	$397	$686	$1,511

PortfolioTurnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 78.96 % of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is a “flexible” fund, meaning that it allocates its investments among:

➢	Common stocks and other equity securities (including common stocks, preferred stocks, convertible preferred stocks, warrants, options and American Depository Receipts, and may engage in short sales of equity securities);

➢	Bonds and other debt securities (including U.S. and some developed and emerging foreign government-related securities (including those issued by sovereign and local governments and their sponsored

Prospectus	1

entities), U.S. and some foreign corporate securities, and securitized debts, both above and below investment grade);

➢	Real estate investment trusts;

➢	Commodities (including both physical commodities and commodity-based exchange-traded funds); and

➢	Money market instruments;

in proportions which reflect the judgment of Leuthold Weeden Capital Management (referred to as the Adviser) of the potential returns and risks of each asset class. The Adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest rate levels and trends, investor confidence, and technical stock market measures.

The Fund expects that normally:

➢	30% to 70% of its net assets will be invested in common stocks and other equity securities;

➢	30% to 70% of its net assets will be invested in bonds and other debt securities (other than money market instruments), except during prolonged periods of low interest rates; and

➢	up to 20% of its assets will be invested in money market instruments.

The Fund’s investments in common stocks and other equity securities may consist of:

➢	Large, mid, or small capitalization common stocks;

➢	Growth stocks, value stocks, or cyclical stocks;

➢	Aggressive stocks or defensive stocks;

➢	Stocks in any industry or sector;

➢	Equity mutual funds and exchange-traded funds;

➢	Stocks in emerging and less developed markets;

➢	Common stocks of foreign issuers; and

➢	Options.

In investing in equity securities and debt securities, the Fund uses a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through group selection (Select Industries Strategy).

Pursuant to the Select Industries Strategy, the Adviser believes that as shifts among industry groups in the equity market have become more dramatic, group selection has become as important as individual stock selection in determining investment performance. The Adviser considers a group to be a collection of stocks whose investment performance tends to be similarly influenced by a variety of factors. The Adviser currently monitors about 120 groups. The major types of groups the Adviser monitors as part of the Select Industries Strategy are Industry Specific Groups comprised of narrower themes. Examples include “Airlines,” “Health Care Facilities” or “Semiconductors”.

The Adviser continuously updates its investment discipline and adjusts the Fund’s portfolio as necessary to keep the Fund invested in stocks in those groups which the Adviser believes are the most attractive. Such adjustments usually results in high portfolio turnover.

The Fund may invest in U.S. and some foreign (developed and emerging) government-related securities, including those issued by sovereign and local governments and their sponsored entities, U.S. and some foreign corporate securities, and securitized debts. The Funds may invest in both above and below investment grade securities or mutual funds and exchange-traded funds that invest in these securities.

The Fund may engage in short sales of index-related and other equity securities to reduce its equity exposure or to profit from an anticipated decline in the price of the security sold short.

The Fund’s investments are allocated among common stocks, corporate bonds, government bonds, real estate investment trusts, commodities (including both physical commodities and commodity-based exchange-traded funds), and cash equivalents.

2	Prospectus

Portfolio weightings in these asset classes are driven by models that (1) determine the relative appeal of each asset class in relation to the others, and (2) the return potential of each asset class on an absolute, or stand-alone, basis.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The principal risks of investing in the Fund, including the risks to which the Fund’s portfolio as a whole is subject and the circumstances reasonably likely to affect adversely the Fund’s performance, are summarized below.

➢	Market Risk: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden, and/or prolonged.

➢	Interest Rate Risk: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

➢	Credit Risk: The issuers of the bonds and other debt securities held by the Fund or by the mutual funds in which the Fund invests may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

➢	Foreign and Emerging Markets Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. government and the U.S. economy . The risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments.

➢	Short Sales Risk: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended. In

Prospectus	3

addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses may negatively impact the performance of the Fund. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

➢	High Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate generally exceeds 100%. (Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period.) High portfolio turnover (100% or more) will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of those transaction costs reduces total return. High portfolio turnover could result in the payment by the Fund’s shareholders of increased taxes on realized gains. Distributions to the Fund’s shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

➢	Asset Allocation Risk: The Fund’s performance will also be affected by the Adviser’s ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests. For example, the Fund’s relative investment performance would suffer if only a small portion of its assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline. Finally, since the Fund intends to assume only prudent investment risk, there will be periods in which the Fund underperforms mutual funds that are willing to assume greater risk.

➢	Quantitative Investment Approach Risk: The Fund utilizes a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

➢	Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

As a result, the Fund is a suitable investment only for those investors who have medium to long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Fund. The Adviser does not intend the Fund to be a fixed, balanced investment program. Rather, the Fund is intended to be a flexible core investment suitable for long-term investors. Long-term investors may wish to supplement an investment in the Fund with other investments to satisfy their short-term financial needs and to diversify their exposure to various markets and asset classes.

4	Prospectus

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how its average annual returns over various periods compare with those of an index that reflects a broad measure of market performance , as well as additional indices that reflect the performance of investments similar to those of the Fund . The bar chart shows the performance of the Fund’s Retail Class shares, and performance of the Fund’s Institutional Class shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future. Updated performance information is available on the Fund’s website, www.leutholdfunds.com.

Leuthold Core Investment Fund
Total Return of the Retail Shares

(per calendar year)

Note: During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 16.10% (quarter ended September 30, 2009) and the lowest total return for a quarter was -14.71% (quarter ended December 31,2008).

Average Annual Total Returns

(for the periods ended December 31, 201 5 )

	Past Year		Past 5Years	Past 10Years	Since Institutional Inception
Leuthold Core Investment Fund
(Retail – LCORX)
Return Before
Taxes	(0.98	) %	5.61%	5.33%	n/a
Return After Taxes
on Distributions	(1.87	) %	4.31%	4.10%	n/a
Return After Taxes
on Distributions
and Sale of
Fund Shares	0.18%		4.15%	4.06%	n/a
Leuthold Core Investment Fund
(Institutional – LCRIX)
Return Before Taxes	(0.88	) %	5.72%	n/a	5.16%
S&P 500 Index	1.38%		12.57%	7.31%	7.09%
Lipper Flexible
Portfolio Funds
Index	(2.53	) %	5.65%	5.20%	4.91%
Morningstar Tactical
Allocation Index	(5.88)%		2.16%	2.74%	2.54%
Barclays U.S.
Aggregate Index	0.55%		3.25%	4.51%	4.55%

The inception date for Institutional Shares is January 31,2006.

We use the Lipper Flexible Portfolio Funds Index , the Morningstar Tactical Allocation Index and Barclays U.S. Aggregate Index because those indices compare the Fund’s performance with the returns of indices reflecting the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than the other return figures for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Prospectus	5

Investment Adviser

Leuthold Weeden Capital Management is the investment adviser to the Fund.

Portfolio Managers

Douglas R. Ramsey, CFA, Chun Wang, CFA, Jun Zhu, CFA, and Greg M. Swenson, CFA, are the portfolio managers of the Fund. Mr. Ramsey is the chief investment officer and a portfolio manager of the Adviser and has been a senior analyst of T he Leuthold Group since 2005. Mr. Wang is a portfolio manager of the Adviser and has been a senior analyst of T he Leuthold Group since 2009. Ms. Zhu is a portfolio manager of the Adviser, and has been a senior analyst of The Leuthold Group since 2008. Mr. Swenson is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2006.

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries, please turn to “Important Additional Fund Information” on page 25 of this Prospectus.

6	Prospectus

Leuthold Global Fund

Investment Objective

Leuthold Global Fund seeks capital appreciation and income (or “total return”) in amounts attainable by assuming only prudent investment risk over the long term.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail (GLBLX)	Institutional (GLBIX)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee (as a percentage of amount redeemed within 5 business days of purchase)	2%	2%
Exchange Fee (as a percentage of amount exchanged within 5 business days of purchase)	2%	2%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%
Distribution (12b-1) Fees	0.21%	None
Other Expenses	0.40%	0.40%
Dividends on Short Positions	0.17%	0.17%
All Remaining Other Expenses	0.23%	0.23%
Acquired Fund Fees and Expenses	0.05%[1]	0.05%[1]
Total Annual Fund Operating Expenses	1.76%	1.55%

1	Acquired Fund Fees and Expenses are not directly borne by the Fund, and they are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail (GLBLX)	$179	$554	$954	$2,073
Institutional (GLBIX)	$158	$490	$845	$1,845

PortfolioTurnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 78.37 % of the average value of its portfolio.

Principal Investment Strategies of the Fund

Leuthold Global Fund is a “flexible” fund, meaning that it allocates its investments among:

➢	Common stocks and other equity securities (including common stocks, preferred stocks, convertible preferred stocks, warrants, options and American Depository Receipts, and may engage in short sales of equity securities);

Prospectus	7

➢	Bonds and other debt securities (including global developed and emerging government-related securities (including those issued by sovereign and local governments and their sponsored entities), global corporate securities, and securitized debts both above and below investment grade); and

➢	Money market instruments from around the world;

in proportions which reflect the judgment of Lethal Weeden Capital Management (referred to as the Adviser) of the potential returns and risks of each asset class.

The Adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest rate levels and trends, investor confidence, and technical stock market measures. Normally, the Fund will invest at least 40% of its assets in securities from international markets, unless market conditions are not deemed favorable by the Adviser, in which case the Fund may invest less than 40% of its assets in securities from international markets (but in any event not less than 30%). While at least 40% of the Fund’s assets will be invested in securities from international markets, the Fund’s investments will be allocated among the following categories, with portions of each being made up of domestic and international securities:

➢	30% to 70% of its net assets will be invested in common stocks and other equity securities;

➢	30% to 70% of its net assets will be invested in bonds and other debt securities (other than money market instruments), except during prolonged periods of low interest rates; and

➢	up to 20% of its assets will be invested in money market instruments.

The Fund’s investments in common stocks and other equity securities may consist of the following from around the world:

➢	Large, mid, or small capitalization common stocks;

➢	Growth stocks, value stocks, or cyclical stocks;

➢	Aggressive stocks or defensive stocks;

➢	Stocks in any industry or sector;

➢	Equity mutual funds and exchange-traded funds; and

➢	Options.

In investing in equity securities and debt securities, the Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through group selection (Global Group Strategy). The Fund will invest in domestic and foreign companies of all sizes and industries as well as in “growth” stocks and “value” stocks.

The Adviser currently monitors about 90 global groups. The major types of groups the Adviser monitors are Industry Specific Groups comprised of narrower themes. Examples include “Airlines,” “Health Care Facilities” or “Semiconductors”.

The Adviser continuously updates its investment discipline and adjusts the Fund’s portfolio as necessary to keep the Fund invested in stocks in those groups which the Adviser believes are the most attractive. Such adjustments may result in high portfolio turnover.

The Fund may invest in global (developed and emerging) government related securities, including those issued by sovereign and local governments and their sponsored entities, global corporate securities, and securitized debts. The Fund may invest in both above and below investment grade securities or mutual funds and exchange-traded funds that invest in these securities.

8	Prospectus

The Fund may engage in short sales of index-related and other equity securities to reduce its equity exposure or to profit from an anticipated decline in the price of the security sold short.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The principal risks of investing in the Fund, including the risks to which the Fund’s portfolio as a whole is subject and the circumstances reasonably likely to affect adversely the Fund’s performance, are summarized below.

➢	Market Risk: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden, and/or prolonged.

➢	Interest Rate Risk: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

➢	Credit Risk: The issuers of the bonds and other debt securities held by the Fund or by the mutual funds in which the Fund invests may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

➢	Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. government and the U.S. economy.

➢	Short Sales Risk: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs

Prospectus	9

associated with the Fund’s open short positions. These expenses may negatively impact the performance of the Fund. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

➢	High Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period.) High portfolio turnover (100% or more) will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of those transaction costs reduces total return. High portfolio turnover could result in the payment by the Fund’s shareholders of increased taxes on realized gains. Distributions to the Fund’s shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

➢	Asset Allocation Risk: The Fund’s performance will also be affected by the Adviser’s ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests. For example, the Fund’s relative investment performance would suffer if only a small portion of its assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline. Finally, since the Fund intends to assume only prudent investment risk, there will be periods in which the Fund underperforms mutual funds that are willing to assume greater risk.

➢	Quantitative Investment Approach Risk: The Fund utilizes a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

➢	Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

As a result, the Fund is a suitable investment only for those investors who have medium to long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Fund. The Adviser does not intend the Fund to be a fixed, balanced investment program. Rather, the Fund is intended to be a flexible core investment suitable for long-term investors. Long-term investors may wish to supplement an investment in the Fund with other investments to satisfy their short-term financial needs and to diversify their exposure to various markets and asset classes.

10	Prospectus

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how its average annual returns over various periods compare with those of an index that reflects a broad measure of market performance , as well as additional indices that reflect the performance of investments similar to those of the Fund. The bar chart shows the performance of the Fund’s Retail Class shares, and performance of the Fund’s Institutional Class shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future. Updated performance information is available on the Fund’s website, www.leutholdfunds.com.

Leuthold Global Fund

Total Return of the Retail Shares

(per calendar year)

Note: During the seven year period shown on the bar chart, the Fund’s highest total return for a quarter was 16.61% (quarter ended June 30, 2009) and the lowest return for a quarter was-13.11% (quarter ended September 30,2011).

Average Annual Total Returns

(for the periods ended December 31,201 5 )

	Past Year		Past Five Years	Since Retail Inception	Since Institutional Inception
Leuthold Global Fund (Retail – GLBLX)
Return BeforeTaxes	(1.82	) %	4.08%	4.49%	n/a
Return After Taxes on Distributions	(2.66	) %	2.62%	3.33%	n/a
Return After Taxes on Distributions and Sale of Shares	(0.32	) %	3.02%	3.42%	n/a
Leuthold Global Fund (Institutional – GLBIX)
Return BeforeTaxes	(1.61	) %	4.31%	n/a	4.46%
S&P 500 Index	1.38%		12.57%	8.73%	7.53%
MSCIAll Country World Index	(1.84	) %	6.66%	4.43%	3.29%
Barclays Global Aggregate Index	(3.16	) %	0.90%	2.42%	2.21%

The inception date for Retail Shares is July 1,2008.The inception date for Institutional Shares is April 30, 2008.

We use the MSCI All Country World Index and Barclays Global Aggregate Index because those indices compare the Fund’s performance with the returns of indices reflecting the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than the other return figures for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Prospectus	11

Investment Adviser

Leuthold Weeden Capital Management is the investment adviser to the Fund.

Portfolio Managers

Douglas R. Ramsey, CFA, Chun Wang, CFA, and Greg M. Swenson, CFA, are the portfolio managers of the Fund. Mr. Ramsey is the chief investment officer and a portfolio manager of the Adviser and has been a senior analyst of T he Leuthold Group since 2005. Mr. Wang is a portfolio manager of the Adviser and has been a senior analyst of T he Leuthold Group since 2009. Mr.Swenson is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2006.

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries, please turn to “Important Additional Fund Information” on page 25 of this Prospectus.

12	Prospectus

Leuthold Select Industries Fund

Investment Objective

Leuthold Select Industries Fund (LSLTX) seeks capital appreciation.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.73%
Service Fees	0.08%
All Remaining Other Expenses	0.65%
Total Annual Fund Operating Expenses	1.73%
Expense Reimbursement[1]	0.23%
Total Annual Fund Operating Expenses
After Expense Reimbursement	1.50%

1	The Fund’s investment adviser has contractually agreed in the investment advisory agreement to waive its advisory fee to the extent necessary to insure that Net Expenses (excluding dividends on short positions and Acquired Fund Fees and Expenses) do not exceed 1.50% of the average daily net assets of the Fund. The investment advisory agreement may be terminated by the Fund or the Fund’s investment adviser for any reason upon sixty days’ prior written notice, but is expected to continue indefinitely. In any of the following three fiscal years, the Fund’s investment adviser may recover waived fees, but in no event may the Fund’s expenses exceed the expense limitation above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$153	$523	$917	$2,022

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77.42 % of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks capital appreciation by investing substantially all of its assets in equity securities traded in the U.S. securities markets (including common stocks, preferred stocks, convertible preferred stocks, warrants, options, and American Depository Receipts). The Fund invests in companies of all sizes and industries as well as in “growth” stocks and “value” stocks. In investing in equity securities, the Fund uses a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through group selection (Select Industries Strategy).

Pursuant to the Select Industries Strategy, Leuthold Weeden Capital Management (referred to as the Adviser) believes that as shifts among industry groups in the equity market have become more dramatic, group selection has become as important

Prospectus	13

as individual stock selection in determining investment performance. The Adviser considers a group to be a collection of stocks whose investment performance tends to be similarly influenced by a variety of factors. The Adviser currently monitors about 120 groups. The major types of groups the Adviser monitors are Industry Specific Groups comprised of narrower themes. Examples include “Airlines,” “Health Care Facilities” or “Semiconductors”.

The Adviser continuously updates its investment discipline and adjusts the Fund’s portfolio as necessary to keep the Fund invested in stocks in those groups which the Adviser believes are the most attractive. Such adjustments usually results in high portfolio turnover.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The principal risks of investing in the Fund, including the risks to which the Fund’s portfolio as a whole is subject and the circumstances reasonably likely to affect adversely the Fund’s performance, are summarized below.

➢	Market Risk: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden, and/or prolonged.

➢	Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. government and the U.S. economy.

➢	High Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate generally exceeds 100%. (Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period.) High portfolio turnover (100% or more) will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of those transaction costs reduces total return. High portfolio turnover could result in the payment by the Fund’s shareholders of increased taxes on realized gains. Distributions to the Fund’s shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

➢	Quantitative Investment Approach Risk: The Fund utilizes a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

14	Prospectus

➢	Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

As a result, the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Fund.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how its average annual returns over various periods compare to the performance with those of an index that reflects a broad measure of market performance , as well as additional indices that reflect the performance of investments similar to those of the Fund . Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

Leuthold Select Industries Fund Total Return
(per calendar year)

Note :During the ten year period shown on the bar chart ,the Fund’s highest total return for a quarter was 18.92% (quarter ended September 30, 2009) and the lowest total return for a quarter was -23.51% (quarter ended September 30,2011).

Prospectus	15

Average Annual Total Returns

(for the periods ended December 31,201 5 )

	Past Year		Past 5 Years	Past 10 Years
Leuthold Select
Industries Fund (LSLTX)
Return before taxes	(0.73	) %	11.38%	6.16%
Return after taxes on distributions	(1.03	) %	11.30%	5.45%
Return after taxes on distributions and sale of Fund shares	(0.15	) %	9.08%	4.87%
S&P 500 Index	1.38%		12.57%	7.31%
Russell 2000 Index	(4.41	) %	9.19%	6.80%
Lipper Multi-Cap
Core Funds Index	(1.47	) %	10.17%	6.49%

We use the Russell 2000 Index and Lipper Multi-Cap Core Funds Index because those indices compare the Fund’s performance with the returns of indices reflecting the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than the other return figures for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares..

Investment Adviser

Leuthold Weeden Capital Management is the investment adviser to the Fund.

Portfolio Managers

Chun Wang, CFA,and Greg M.Swenson, CFA, are the portfolio managers of the Fund. Mr. Wang is a portfolio manager of the Adviser and has been a senior analyst of T he Leuthold Group since 2009. Mr. Swenson is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2006.

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries, please turn to “Important Additional Fund Information” on page 25 of this Prospectus.

16	Prospectus

Leuthold Global Industries Fund

Investment Objective

Leuthold Global Industries Fund seeks capital appreciation and dividend income.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail (LGINX)		Institutional (LGIIX)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None		None
Maximum Deferred Sales Charge (Load)	None		None
Maximum Deferred Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None		None
Redemption Fee (as a percentage of amount redeemed within 5 business days of purchase)	2%		2%
Exchange Fee (as a percentage of amount exchanged within 5 business days of purchase)	2%		2%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%
Distribution (12b-1) Fees	0.25%		None
Other Expenses	0.80%		0.80%
Acquired Fund Fees and Expenses	0.01%[1]		0.01%[1]
Total Annual Fund Operating Expenses	2.05%		1.80%
Expense Reimbursement	0.54	% [2]	0.54	% [2]
Total Annual Fund Operating Expenses after Expense Reimbursement	1.51%		1.26%

1	Acquired Fund Fees and Expenses are not directly borne by the Fund, and they are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

2	The Fund’s investment adviser has contractually agreed in the investment advisory agreement to waive its advisory fees to the extent necessary to insure that Net Expenses (excluding dividends on short positions and Acquired Fund Fees and Expenses) do not exceed 1.50% and 1.25% of the average daily net assets of the Fund for the Retail and Institutional Shares, respectively.The investment advisory agreement may be terminated by the Fund or the Fund’s investment adviser for any reason upon sixty days’ prior written notice, but is expected to continue indefinitely.In any of the following three fiscal years, the Fund’s investment adviser may recover waived fees, but in no event may the Fund’s expenses exceed the expense limitations above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail (LGINX)	$154	$591	$1,054	$2,336
Institutional (LGIIX)	$128	$514	$924	$2,072

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year,the Fund’s portfolio turnover rate was 95.84%.

Prospectus	17

Principal Investment Strategies of the Fund

Normally, the Fund will invest at least 40% of its assets in securities from non-U.S. securities markets (the Fund refers to these markets as” international markets”), unless market conditions are not deemed favorable by the Fund’s investment adviser (Adviser), in which case the Fund may invest less than 40% of its assets in securities from international markets (but in any event not less than 30%). The Fund differs from the Leuthold Global Fund because the Leuthold Global Fund is a “flexible” fund that allocates its investments among equity securities, fixed-income securities, and money market instruments, while the Fund invests in equity securities.

The Fund’s investments in common stocks and other equity securities (which include preferred stocks, convertible preferred stocks, warrants, options , and American Depository Receipts) may consist of the following from around the world:

➢	Large, mid, or small capitalization common stocks;

➢	Growth stocks, value stocks, or cyclical stocks;

➢	Aggressive stocks or defensive stocks;

➢	Stocks in any industry or sector;

➢	Equity mutual funds and exchange-traded funds; and

➢	Put and call options on any securities in which the Fund may invest.

In investing in common stocks and other equity securities, the Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through group selection (Global Group Strategy).

The Adviser currently monitors about 90 global groups. The major types of groups the Adviser monitors are Industry Specific Groups comprised of narrower themes. Examples include “Airlines,” “Health Care Facilities” or “Semiconductors”.

In selecting among equity securities within the global groups, the Fund looks for companies that are financially sound with good prospects for the future. It will invest in domestic and foreign companies of all sizes and industries as well as in”growth” stocks and “value” stocks. The Fund sells companies that no longer meet its investment criteria, or if better investment opportunities are available. In addition, the Adviser continuously updates its investment discipline and adjusts the Fund’s portfolio as necessary to keep the Fund invested in stocks in those groups which the Adviser believes are the most attractive. As a result,the Fund may engage in active and frequent trading, and the portfolio turnover of the Fund may be high.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The principal risks of investing in the Fund, including the risks to which the Fund’s portfolio as a whole is subject and the circumstances reasonably likely to affect adversely the Fund’s performance, are summarized below.

➢	Market Risk: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden, and/or prolonged.

➢	Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those

18	Prospectus

inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. government and the U.S. economy.

➢	High Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period.) High portfolio turnover (100% or more) will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of those transaction costs reduces total return. High portfolio turnover could result in the payment by the Fund’s shareholders of increased taxes on realized gains. Distributions to the Fund’s shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

➢	Quantitative Investment Approach Risk: The Fund utilizes a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

➢	Liquidity Risk: Liquidity risk is the risk,due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

As a result, the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Fund.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how its average annual returns over various periods compare with those of an index that reflects a broad measure of market performance , as well as additional indices that reflect the performance of investments similar to those of the Fund . The bar chart shows the performance of the Fund’s Retail Class shares, and performance of the Fund’s Institutional Class shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future. Updated performance information is available on the Fund’s website, www.leutholdfunds.com.

Prospectus	19

Leuthold Global Industries Fund

Total Return of the Retail Shares

(per calendar year)

Note: During the five year period shown on the bar chart, the Fund’s highest total return for a quarter was 19.67% (quarter ended September 30,2010 ) and the lowest total return for a quarter was -23.34% (quarter ended September 30,2011).

Average Annual Total Returns

(for the periods ended December 31, 201 5 )

	Past Year		Past 5 Years	Since Inception
Leuthold Global Industries Fund (Retail – LGINX)
Return Before Taxes	(2.03	) %	6.91%	10.06%
Return After Taxes on Distributions	(2.89	) %	6.71%	9.83%
Return After Taxes on Distributions and Sale of Shares	(0.42	) %	5.59%	8.18%
Leuthold Global Industries Fund (Institutional – LGIIX)
Return BeforeTaxes	(1.79	) %	7.21%	10.36%
S&P 500 Index	1.38%		12.57%	13.37%
MSCIAll Country World Index	(1.84	) %	6.66%	8.95%
Lipper Global Multi-Cap Value Index	(4.00	) %	6.14%	8.39%

The inception date for Retail Shares and Institutional shares is May 17, 2010.

We use the MSCI All Country World Index and Lipper Global Multi-Cap Value Index because those indices compare the Fund’s performance with the returns of indices reflecting the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than the other return figures for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Investment Adviser

Leuthold Weeden Capital Management is the investment adviser to the Fund.

Portfolio Managers

Greg M. Swenson, CFA, and Chun Wang, CFA, are the portfolio managers of the Fund. Mr. Swenson is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2006. Mr. Wang is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2009.

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries, please turn to “Important Additional Fund Information” on page 25 of this Prospectus.

20	Prospectus

Grizzly Short Fund

Investment Objective

Grizzly Short Fund (GRZZX) seeks capital appreciation.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution (12b-1) Fees	None
Other Expenses	1.56%
Service Fees	0.09%
Dividends on Short Positions	1.26%
All Remaining Other Expenses	0.21%
Acquired Fund Fees and Expenses	0.06%[1]
Total Annual Fund Operating Expenses	2.87%

1	Acquired Fund Fees and Expenses are not directly borne by the Fund, and they are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$ 290	$ 889	$ 1,513	$ 3,195

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0.00% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Grizzly Short Fund sells stocks short. Short selling involves the sale of borrowed securities. When the Fund sells a stock short, it incurs an obligation to replace the stock borrowed at whatever its price may be at the time it purchases the stock for delivery to the securities lender. The Fund will realize a gain if at that time the price of the stock is less than the price of the stock when it was sold short, and will realize a loss if at that time the price of the stock is greater than the price of the stock when it was sold short. The aggregate amount of its outstanding short positions typically will be approximately equal to, or slightly less than, its net assets. When the Fund’s outstanding short positions equal its net assets, it is “100% short.” The Fund utilizes a disciplined, unemotional, quantitative investment approach.

The Fund believes that in all market conditions there will exist some companies whose stocks are overvalued by the market and that capital appreciation can be realized by selling short those stocks. However, the best overall results typically will be achieved in declining stock markets. In rising stock markets the risk of loss is likely.

Prospectus	21

The Fund generally will have outstanding approximately 60 to 10 0 stocks that it has sold short. The Fund may increase the number of stocks it sells short if market conditions warrant an increase. In determining which stocks to sell short, Leuthold Weeden Capital Management (referred to as the Adviser) calculates a quantitative index for each security that it follows that is designed to identify those securities that are most likely to decline in price or underperform the market (the “Vulnerability Index”). In calculating a Vulnerability Index, the Adviser considers twelve or more components. Some of the components include fundamental factors such as earnings growth or dividends, while other components consider market factors such as institutional trading activity or insider buying or selling. From time to time the Fund may sell short index-related securities. The Fund will do so to rapidly increase its short position.

The Fund also follows a disciplined approach in determining when to cover its short positions. The factors the Adviser considers in determining when to cover short positions include:

➢	Price movements of the stocks sold short;

➢	Changes in the Vulnerability Index;

➢	Daily trading volume of the stock; and

➢	News and articles concerning the stock appearing in financial services and publications.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The principal risks of investing in the Fund, including the risks to which the Fund’s portfolio as a whole is subject and the circumstances reasonably likely to affect adversely the Fund’s performance, are summarized below.

➢	Market Risk: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden, and/or prolonged. As the Fund’s principal investment strategy is to sell stocks short, it may be difficult for the Fund to achieve its goal in rising stock markets.

➢	Short Sales Risk: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses may negatively impact the performance of the Fund. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

➢	Rising Stock Market Risk: The Fund typically will be approximately “100% short.” Accordingly, in rising stock markets its risk of loss will be greater than in declining stock markets. Over time stock markets have risen more often than they have declined.

22	Prospectus

➢	Smaller and Medium Capitalization Companies Risk: The securities of smaller capitalization companies are generally riskier than larger capitalization companies since they don’t have the financial resources or the well established businesses of the larger companies. Generally, the share prices of stocks of smaller capitalization companies are more volatile than those of larger capitalization companies. The returns of stocks of smaller capitalization companies may vary, sometimes significantly, from the returns of the overall market. Smaller capitalization companies tend to perform poorly during times of economic stress. Finally, relative to large company stocks, the stocks of smaller capitalization companies may be thinly traded, and purchases and sales may result in higher transaction costs. The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.

➢	High Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period.) High portfolio turnover (100% or more) will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of those transaction costs reduces total return. High portfolio turnover could result in the payment by the Fund’s shareholders of increased taxes on realized gains. Distributions to the Fund’s shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates. Industry practice is to calculate the turnover ratio only on the Fund’s long portfolio. If short positions were also included in this calculation, the Fund’s turnover ratio would likely be higher.

➢	Quantitative Investment Approach Risk: The Fund utilizes a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

➢	Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

Investors who wish to hedge some or all of their stock portfolios might find that investment goal consistent with an investment in the Fund.

However, because movements in the prices of the stocks the Fund has sold short are unlikely to correlate perfectly with the stocks in an investor’s portfolio, such an investor could incur both a loss on the investor’s stock portfolio and the investor’s investment in the Fund.

Prospectus	23

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how its average annual returns over various periods compare with those of an index that reflects a broad measure of market performance , as well as additional indices that reflect the performance of investments similar to those of the Fund . Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

Grizzly Short Fund
Total Return

(per calendar year)

Note: During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 23.30% (quarter ended September 30,2011) and the lowest total return for a quarter was -26.55% (quarter ended June 30,2009).

Average Annual Total Returns

(for the periods ended December 31,201 5 )

	Past Year		Past 5 Years		Past 10 Years
Grizzly Short Fund (GRZZX)
Return before taxes	3.81%		(12.12	) %	(10.07	) %
Return after taxes on distributions	3.81%		(12.12	) %	(10.60	) %
Return after taxes on distributions and sale of Fund shares	2.16%		(8.61	) %	(6.43	) %
S&P 500	1.38%		12.57%		7.31%
S&P Midcap 400	(2.18	) %	10.68%		8.18%
Lipper Dedicated Short Bias Funds Index	(6.07	) %	(19.48	) %	(14.17	) %

We use the S&P Midcap 400 and Lipper Dedicated Short Bias Funds Index because those indices compare the Fund’s performance with the returns of indices reflecting the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than the other return figures for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Investment Adviser

Leuthold Weeden Capital Management is the investment adviser to the Fund.

Portfolio Managers

Greg M. Swenson, CFA, and Kristen J. Hendrickson, CFA, are the portfolio managers of the Fund. Mr. Swenson is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2006. Ms. Hendrickson is a portfolio manager of the Adviser, has been an analyst of The Leuthold Group since 2010, and was a trader with The Leuthold Group from 2007-2010.

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries, please turn to “Important Additional Fund Information” on page 25 of this Prospectus.

24	Prospectus

Important Additional
Fund Information

Purchase and Sale of Fund Shares

To purchase shares of the Funds, you should contact your broker-dealer or other financial intermediary, or to purchase shares directly with the Leuthold Funds, you should call 1-800-273-6886. You may buy shares of the Funds each day the New York Stock Exchange (NYSE) is open. The minimum initial investment in a Fund’s shares (other than Institutional Class shares) is $10,000, $1,000 for Individual Retirement Accounts. The minimum initial investment in a Fund’s Institutional Class shares is $1,000,000. There is a $100 subsequent investment requirement for all of the Funds. A $50 minimum exists for each additional investment made through the Automatic Investment Plan for all Funds.

You may redeem shares of the Funds each day the NYSE is open. You may redeem Fund shares by mail (Leuthold Funds, Inc., c/o U.S. Bancorp Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-800-273-6886. Investors who wish to redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Funds may be placed.

Tax Information

The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Other Information About
Principal Investment
Objectives And Strategies,
And Non-Principal Risks

The Leuthold Core Investment Fund and the Leuthold Global Fund seek capital appreciation and income (or “total return”). The Adviser believes that maintaining profits when markets decline is as important as earning profits when markets rise. The Leuthold Select Industries Fund and the Grizzly Short Fund seek capital appreciation. The Leuthold Global Industries Fund seeks capital appreciation and dividend income.

Each Fund’s investment objective, including, if applicable, its policy of investing at least 80% of the value of its net assets in the particular type of investments suggested by the Fund’s name, is a non-fundamental policy. If the Fund’s Board of Directors determines to change this non-fundamental policy, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Please remember that an investment objective is not a guarantee. An investment in each Fund might not appreciate and investors could lose money.

Neither of the Leuthold Select Industries Fund or the Grizzly Short Fund will take temporary defensive positions. Although neither of these Funds will take a temporary defensive position, each Fund will invest in money market instruments (like U.S. Treasury Bills, commercial paper, or repurchase agreements) and hold some cash so that it can pay expenses and satisfy redemption requests. Because the Grizzly Short Fund’s principal investment strategy is to effect short sales, a significant portion of its assets will be held in liquid securities, including money market instruments, as “cover” for its short sales. Typically the obligations associated with the Grizzly

Prospectus	25

Short Fund’s outstanding short sales will be approximately equal to the Grizzly Short Fund’s investments in money market instruments.

Unlike the Leuthold Select Industries Fund and the Grizzly Short Fund, the Leuthold Core Investment Fund, the Leuthold Global Fund, and the Leuthold Global Industries Fund may, in response to adverse market, economic, political, or other conditions, take temporary defensive positions. A Fund may not be able to achieve its investment objective when it takes a temporary defensive position. This means that these Funds may invest more than 20% of their assets in money market instruments (like U.S. Treasury Bills, commercial paper, or repurchase agreements). None of these Funds will seek capital appreciation to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value. When these Funds are not taking a temporary defensive position, they still may hold some cash and money market instruments so that they can pay their expenses, satisfy redemption requests, take advantage of investment opportunities, or as part of their normal asset allocation process. A description of how the Funds allocate their assets, if applicable, and make individual securities selections follows.

How Leuthold Core Investment Fund Allocates Assets

The Adviser allocates the Leuthold Core Investment Fund’s investments among asset classes as follows:

First, the absolute, or stand-alone, investment appeal of each major asset class is evaluated with models containing inputs that are typically unique to each respective asset class. For instance, The Leuthold Group’s Major Trend Index is designed to identify the the investment appeal of common stocks independent of either the price movements or valuation appeal of other asset classes.

Second, the relative investment appeal of major asset classes—stocks, bonds, real estate investment trusts, commodities, and cash—are evaluated based on a three-pronged model that considers long-term expected returns, cyclical conditions, and intermediate-term technical market action.

Finally, the Adviser considers the output of both the “relative” and “absolute” sets of asset class models in continually adjusting asset allocation.

How Leuthold Core Investment Fund Makes Individual Security Selections

After the Adviser has determined the appropriate allocations among asset classes, it selects individual investments as follows:

For investments in bonds and debt securities (other than money market instruments), the Adviser will first compare the anticipated returns and risks of U.S. Treasury Notes and Bonds, foreign government debt securities (without limitation as to rating), and corporate fixed-income securities (without limitation as to rating) and determine how much to invest in each sector. Next, the Adviser will consider interest rate trends and economic indicators to determine the desired maturity of the portfolio of debt securities for the Leuthold Core Investment Fund. The Fund may invest indirectly in fixed-income securities by investing in mutual funds , exchange-traded funds or closed-end investment companies which invest in such securities. It may do so to obtain a diversified exposure to high yield or “junk” bonds.

For the Leuthold Core Investment Fund’s investments in common stocks and other equity securities, the Adviser uses the Select Industries Strategy.

In addition to investing in individual stocks, the Leuthold Core Investment Fund may invest in mutual funds, exchange-traded funds, unit investment trusts, or closed-end investment companies which invest in a specific category of common stocks. The Leuthold Core Investment Fund may do so to obtain (a) exposure to international equity markets by investing in international funds, (b) increased exposure to a particular industry by investing in a sector fund, or (c) a broad exposure to small capitalization stocks by investing in small cap funds.

26	Prospectus

How Leuthold Global Fund Allocates Assets

The Adviser allocates the Fund’s investments among the three asset classes as follows:

First, the Adviser analyzes the global bond market with the goal of determining the risks and returns that debt securities issued by governments and companies in the United States and in foreign countries present over the next one to five years.

Next, the Adviser assesses the probability that common stocks of United States and foreign companies as an asset class will perform better than the global bond market. In doing so, it considers The Leuthold Group’s Major Trend Index. This proprietary index is evaluated weekly by The Leuthold Group.

Finally, the Adviser implements the asset allocation strategy. In doing so, the Adviser may purchase put or call options on stock indexes or engage in short sales of index-related and other securities to adjust the exposure of the Fund.

How Leuthold Global Fund and Leuthold Global Industries Fund Make Individual Security Selections

For the Leuthold Global Fund’s investments in bonds and debt securities (other than money market instruments), the Adviser will first compare the anticipated returns and risks of U.S. government debt securities, foreign government debt securities (without limitation as to rating), and domestic and foreign corporate fixed-income securities (without limitation as to rating) and determine how much to invest in each sector. Next, the Adviser will consider interest rate trends and economic indicators to determine the desired maturity of the portfolio of debt securities for the Fund. The Fund may invest indirectly in fixed-income securities by investing in mutual funds, exchange-traded funds, or closed-end investment companies which invest in such securities. It may do so to obtain a diversified exposure to high yield or “junk” bonds.

For the Leuthold Global Fund’s and the Leuthold Global Industries Fund’s investments in common stocks and other equity securities, the Adviser uses the Global Group Strategy as well as other quantitative investment strategies.

The Leuthold Global Fund may invest in mutual funds, exchange-traded funds, unit investment trusts, or closed-end investment companies which invest in a specific category of common stocks. The Fund may do so to obtain (a) exposure to certain foreign markets by investing in international funds, (b) increased exposure to a particular industry by investing in a sector fund, or (c) a broad exposure to small capitalization stocks by investing in small cap funds.

The Leuthold Global Industries Fund may purchase shares of registered investment companies to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities, or as a convenient means to gain diversified exposure to a U.S. or foreign market. The Fund’s investment in registered investment companies may not exceed 25% of the Fund’s net assets.

Non-Principal Risks for Leuthold Core Investment Fund and Leuthold Global Fund

There are a number of non-principal risks associated with the various securities in which the Leuthold Core Investment Fund and the Leuthold Global Fund (unless otherwise noted) will at times invest. These include:

Risks associated with Zero Coupon U.S. Treasury Securities. Zero coupon U.S. Treasury securities are U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. Zero coupon U.S. Treasury securities are generally subject to greater fluctuation in value in response to changing interest rates than debt obligations that pay interest currently.

Prospectus	27

Risks associated with Small Cap Stocks. Stocks of smaller capitalization companies tend to be riskier investments than stocks of larger capitalization companies. Smaller capitalization companies may have limited product lines, markets, market share, and financial resources or they may be dependent on a small or inexperienced management team. Stocks of smaller capitalization companies may trade less frequently and in more limited volume and may be subject to greater and more abrupt price swings than stocks of larger companies.

Risks associated with High Yield Securities. These Funds may invest directly or indirectly in high yield securities, including high yield debt instruments of foreign corporations. High yield securities (or “junk bonds”) provide greater income and opportunity for gains than higher-rated securities but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of the Funds, or investment companies in which they invest, to sell high yield securities at the price at which it is being valued for purposes of calculating net asset value.

Risks associated with purchasing Put and Call Options. If one of these Funds purchases a put or call option and does not exercise or sell it prior to the option’s expiration date, the Fund will realize a loss in the amount of the entire premium paid, plus commission costs. It is possible, although not likely, that there may be times when a market for the Funds’ outstanding options does not exist.

Additional costs associated with Registered Investment Companies. When one of the Funds invests in a mutual fund or exchange-traded fund, the Fund’s shareholders bear not only their proportionate share of the expenses of the Fund (such as operating costs and investment advisory fees) but also, indirectly, similar expenses of the other funds in which the Fund invests.

Risks associated with investing in Metals. Each of the Funds may invest directly in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium, and other industrial and precious metals. In connection with such investments, the Fund may enter into agreements where it “pre-pays” for metals which are delivered at a later date (“Pre-Paid Physical Agreements”). The prices of such metals may be subject to substantial price fluctuations and may be affected by broad economic, financial, and political factors, including inflation, metal sales by governments or international agencies, speculation, changes in industrial and commercial demand, currency devaluations or revaluations, trade imbalances, and governmental prohibitions or restrictions. Further, investments in metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. There is also the risk that parties that act as custodians for the metals held by the Fund or with which it has entered into Pre-Paid Physical Agreements may become insolvent and file for bankruptcy protection.

Risks associated with Commodity-Related Investments. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of a Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject a Fund to counterparty risk and liquidity risk.

Risks associated with Real Estate Investment Trusts (REITs). Investments in REITs expose a Fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. The value of securities issued by REITs is affected by

28	Prospectus

tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act.

Risks associated with Emerging Markets. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. See “Non-Principal Risks for Leuthold Global Industries Fund – Risks associated with Emerging Markets” below for a more detailed discussion of risks associated with emerging markets.

Non-Principal Risks for Leuthold Global Industries Fund

There are a number of non-principal risks associated with the various securities in which the Fund will at times invest. These include:

Risks associated with Small Cap Stocks. Stocks of smaller capitalization companies tend to be riskier investments than stocks of larger capitalization companies. Smaller capitalization companies may have limited product lines, markets, market share, and financial resources or they may be dependent on a small or inexperienced management team. Stocks of smaller capitalization companies may trade less frequently and in more limited volume and may be subject to greater and more abrupt price swings than stocks of larger companies.

Additional costs associated with Registered Investment Companies. When the Fund invests in a mutual fund or exchange-traded fund, the Fund’s shareholders bear not only their proportionate share of the expenses of the Fund (such as operating costs and investment advisory fees) but also, indirectly, similar expenses of the other funds in which the Fund invests.

Risks associated with Emerging Markets. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets.

Risks associated with Derivatives. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value, and there is a risk that changes in the value of a derivative held by the Fund will not correlate with the Fund’s other investments.

Prospectus	29

Disclosure of  Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

Management Of

The Funds

Leuthold Weeden Capital Management manages each Fund’s investments

Leuthold Group, LLC d/b/a Leuthold Weeden Capital Management is the investment adviser to each Fund. The Adviser’s address is:

33 South Sixth Street
Suite 4600
Minneapolis, MN 55402

The Adviser is the successor to Leuthold & Anderson, Inc., which commenced operations in 1987, and Leuthold, Weeden & Associates, L.P., which commenced operations in 1991, and has been each Fund’s only investment adviser. As the investment adviser to the Funds, the Adviser manages the investment portfolio for each Fund. It makes the decisions as to which securities to buy and which securities to sell. The following table identifies the annual investment advisory fee that each of the Funds pays to the Adviser:

Leuthold Core Investment Fund:	0.90%
Leuthold Global Fund:	1.10%
Leuthold Select Industries Fund:	1.00%
Leuthold Global Industries Fund:	1.00%
Grizzly Short Fund:	1.25%

A discussion regarding the basis for the Board of Directors approving each of the investment advisory agreements with the Adviser is available in the Funds’ latest semi-annual report to shareholders for the period ending March 31.

The following table identifies the portfolio managers for each of the Funds. T he portfolio managers are equally responsible for the day-to-day management of the Funds that they manage.

Fund	PMs
Leuthold Core	Douglas R.Ramsey, CFA
Investment Fund	Chun Wang, CFA
Jun Zhu, CFA
Greg M. Swenson, CFA

Leuthold Global	Douglas R. Ramsey, CFA
Fund	Chun Wang, CFA
Greg M. Swenson, CFA

Leuthold Select	Chun Wang, CFA
Industries Fund	Greg M. Swenson, CFA

Leuthold Global	Greg M. Swenson, CFA
Industries Fund	Chun Wang, CFA

Grizzly Short Fund	Greg M. Swenson, CFA
Kristen J. Hendrickson, CFA

Mr. Ramsey is the chief investment officer and a portfolio manager of the Adviser, and has been a senior analyst of T he Leuthold Group since 2005. Prior to joining   T he Leuthold Group, Mr. Ramsey served as the Chief  Investment Officer for Treis Capital Management from 2004 to 2005. Mr. Ramsey served as a portfolio manager for Principal Global Investors from 1997 through 2003.

Mr. Wang is a portfolio manager of the Adviser and has been a senior analyst of T he Leuthold Group since 2009. Prior to joining T he Leuthold Group, Mr . Wang was a Quantitative Equities Portfolio Manager and Head of Quantitative Research at LIM Advisors, a Hong Kong based Asia-Pacific focused multistrategy hedge fund from 2007-2009. Prior to that, Mr. Wang was with Ned Davis Research from 1996-2007, rising to the position of Director of Research and Development.

Ms. Zhu is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2008.

Mr. Swenson is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2006.

30	Prospectus

Ms. Hendrickson is a portfolio manager of the Adviser, has been an analyst of The Leuthold Group since 2010, and was a trader with The Leuthold Group from 2007-2010.

The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Service Plans

Each of the Leuthold Core Investment Fund, the Leuthold Select Industries Fund, and the Grizzly Short Fund has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions, or other service providers that provide services to investors in the Funds.

These services may include:

➢	assisting investors in processing purchase, exchange, and redemption requests;

➢	processing dividend and distribution payments from the Funds;

➢	providing information periodically to customers showing their positions in Fund shares;

➢	providing sub-accounting; and

➢	forwarding communications from the Funds to their shareholders.

Because these fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment.

12b-1 Plans

Each of the Leuthold Global Industries Fund (Retail Shares), and the Leuthold Global Fund (Retail Shares) has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows each of the Funds to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Institutional Shares of the Leuthold Global Industries Fun d and the Leuthold Global Fund are not subject to any distribution (12b-1) fees.

The Funds’ Share Prices

The price at which investors purchase shares of a Fund and at which shareholders redeem shares of a Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. If a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

If market quotations are not available or reliable, each Fund will value securities at their fair value pursuant to procedures established by and under the supervision of its Board of Directors. The fair value of a security is the amount which the applicable Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the applicable Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio

Prospectus	31

securities occur between the time of the market quotation and the close of trading on the New York Stock Exchange. The Funds value most money market instruments they hold at their amortized cost, which approximates fair market value. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case such securities are fair valued.

With regard to foreign equity securities, the Funds may use a systematic fair valuation methodology provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on foreign exchanges. The Board has approved the use of such independent pricing service. By fair valuing securities whose prices may have been affected by events occurring between the time a foreign exchange closes and the close of the NYSE, the Funds deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a Fund’s portfolio holdings and the net asset value of the Fund’s shares, and seek to help ensure that the prices at which the Funds’ shares are purchased and redeemed are fair.

Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined later that day. They will process purchase orders that they receive and accept and redemption orders that they receive after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

Purchasing Shares

Shares of the Funds may be offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number. This Prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens. As noted, investors generally must reside in the U.S. or its territories (which includes U.S. militaryAPO or FPO addresses) and have a U.S. tax identification number.

How to Purchase Shares from the Funds

➢	Read this Prospectus carefully.

➢	Determine how much you want to invest, keeping in mind the following minimums. (The Funds reserve the right to waive or reduce the minimum initial investment amounts described below for purchases made through certain retirement, benefit, and pension plans, or for certain classes of shareholders):

New accounts
Leuthold Core Investment
Fund (Institutional Class)	$1,000,000
Leuthold Global Fund
(Institutional Class)	$1,000,000
Leuthold Global Industries
Fund (Institutional Class)	$1,000,000
Individual Retirement
Accounts (other than
Institutional Class)	$1,000
Coverdell Education
Savings Account	$1,000
All other accounts	$10,000*

*The Funds may, but are not required to, accept initial investments of not less than $1,000 from investors who are related to, or affiliated with, shareholders who have invested $10,000 in the Funds.

Existing accounts
Dividend reinvestment	No Minimum
Automatic Investment Plan	$50
All other accounts	$100

➢	Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the Additional Investment Form attached to your Fund’s confirmation statements. (The Funds have additional Purchase Applications and Additional Investment Forms if you need them.) In compliance with the USA PATRIOT Act of 2001, please note that

32	Prospectus

the Transfer Agent will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number, and permanent street address. The Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity. Mailing addresses containing only a P.O. Box will not be accepted. If the Transfer Agent does not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received. If you have any questions, please call 1-800-273-6886.

➢	Make your check payable to “Leuthold Core Investment Fund,” “Leuthold Global Fund,” “Leuthold Select Industries Fund,” “Leuthold Global Industries Fund,” and “Grizzly Short Fund,” as applicable. All checks must be in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Funds are unable to accept post dated checks or any conditional order or payment. U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account for any payment check returned for any reason. The shareholder will also be responsible for any losses suffered by a Fund as a result.

Send the application and check to:

FOR FIRST CLASS MAIL
Leuthold Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

FOR OVERNIGHT DELIVERY SERVICE
OR REGISTERED MAIL
Leuthold Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.

If you are making an initial investment in the Funds, before you wire funds, please contact the transfer agent by phone (1-800-273-6886) to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given. Before sending any subsequent investments by wire, please contact the transfer agent to advise them of your intent to wire funds.

Funds should be wired to:

U.S. Bank, N.A.
777 E. WisconsinAve.
Milwaukee, WI 53202
ABA #075000022

Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137

Further Credit:
(name of Fund to be purchased)
(shareholder registration)
(shareholder account number)

Prospectus	33

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Choosing a Share Class for the Leuthold Core Investment Fund, the Leuthold Global Industries Fund, or the Leuthold Global Fund

Each of the Leuthold Core Investment Fund, the Leuthold Global Industries Fund, and the Leuthold Global Fund offer two classes of shares, Retail Shares and Institutional Shares. The two classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject and required investment minimums. Retail Shares of t he Leuthold Global Industries Fun d and the Leuthold Global Fund are subject to distribution (12b-1) fees of up to 0.25% of the applicable Fund’s average daily net assets allowable to Retail Shares, whereas Institutional Shares are not subject to any distribution fees. With respect to Institutional Shares of the Leuthold Core Investment Fund, the Leuthold Global Fund, and the Leuthold Global Industries Fund held by financial intermediaries in omnibus accounts, these Funds may pay a fee in respect of the provision of sub-transfer and related services to beneficial owners in omnibus accounts maintained by such financial intermediaries with these Funds (Omnibus Account Fees); provided that the aggregate Omnibus Account Fees may not exceed 0.15% of the applicable Fund’s average daily net assets allocable to Institutional Shares. Retail Shares of the Leuthold Core Investment Fund are subject to an annual service fee of up to 0.25% of the Fund’s average daily net assets allocable to Retail Shares.

Retail Shares for open Funds are available for purchase by all types of investors. Institutional

Shares are available only to shareholders who invest directly in the Leuthold Core Investment Fund, the Leuthold Global Industries Fund, or the Leuthold Global Fund or who invest through a broker-dealer, financial institution, or servicing agent that does not receive a service fee from the Fund or the Adviser. There is also a higher minimum initial investment requirement with respect to Institutional Shares.

If you qualify as a purchaser of Institutional Shares, but your account is invested in Retail Shares, you may convert your Retail Shares to Institutional Shares, which have a lower expense ratio, based on the relative net asset values of the two Classes on the conversion date. This conversion feature is also available if you hold shares through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Funds’ distributor that specifically allows such conversions. In such instance, your shares may be automatically converted under certain circumstances.

Purchasing Shares from Broker-Dealers, Financial Institutions, and Others

Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

The Funds may enter into agreements with broker-dealers, financial institutions, or other service providers (“Servicing Agents”) that may include the Funds as investment alternatives in the programs they offer or administer. Depending on your Servicing Agent’s arrangements with the Leuthold Core Investment Fund, the Leuthold Global Industries Fund, or the Leuthold Global Fund, you may qualify to purchase Institutional Shares, which are subject to lower ongoing expenses. Please see” Choosing a Share Class for the Leuthold Core Investment Fund, the Leuthold

34	Prospectus

Global Industries Fund, or the Leuthold Global Fund” above for more information or contact your Servicing Agent. Servicing agents may:

➢	Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents may not be subject to the Funds’ minimum purchase requirement.

➢	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds. Please contact your Servicing Agent for information regarding cut-off times for trading the Funds.

➢	Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

➢	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

➢	Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on behalf of the Funds). This means that the Funds will process the purchase order at the net asset value which is determined following the Servicing Agent’s (or its designee’s) acceptance of the customer’s order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus. Investors purchasing or redeeming through a servicing agent need to check with the servicing agent to determine whether the servicing agent has entered into an agreement with the Fund. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

The Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers, to reimburse them for the marketing expenses they incur, or to pay for the opportunity to have them distribute the Funds. The amount of these payments is determined by the Funds and/or the Adviser and may differ among Servicing Agents. Such payments may provide incentives for Servicing Agents to make shares of the Funds available to their customers, and may allow the Funds greater access to such Servicing Agents and their customers than would be the case if no payments were made. You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Funds.

Other Information about Purchasing Shares of the Funds

The Funds may reject any share purchase application or any purchase for any reason. The Funds will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Funds.

The Funds will not issue certificates evidencing shares purchased. Instead, the Funds will send investors a written confirmation for all purchases of shares.

Prospectus	35

The Funds offer an automatic investment plan allowing shareholders to make purchases, in amounts of $50 or more, on a regular and convenient basis. To use this service, the shareholder must authorize the transfer of funds from their checking or savings account by completing the Automatic Investment Plan section of the Purchase Application and attaching either a voided check or pre-printed savings deposit slip. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The transfer agent is unable to debit mutual fund or pass through accounts. If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account. Any request to change or terminate an Automatic Investment Plan should be submitted to the transfer agent five days prior to effective date.

The Funds offer a telephone purchase option for subsequent purchases pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. Fund shares are purchased at the net asset value determined as of the close of regular trading on the day U.S. Bancorp Fund Services, LLC receives the purchase order. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The minimum transaction amount for a telephone purchase is $100.

The Funds offer the following retirement plans:

Traditional IRA
Roth IRA
SEP IRA
Simple IRA

The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them. Investors can obtain further information about the automatic investment plan, the telephone purchase plan, and the IRAs by calling 1-800-273-6886.

Householding

To reduce expenses, the Funds generally mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. This is referred to as “householding.” If you wish to discontinue householding and receive individual copies of these documents, please call us at 1-800-273-6886. Once the Funds receive notice to stop householding, they will begin sending individual copies thirty days after receiving the request. This policy does not apply to account statements.

Redeeming Shares

How to Redeem (Sell) Shares by Mail

Prepare a letter of instruction containing:

➢	account number(s)

➢	the amount of money or number of shares being redeemed

➢	the name(s) on the account

➢	daytime phone number

➢	additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-273-6886 if you have any questions.

Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

36	Prospectus

A signature guarantee will be required for the following situations:

➢	When redemption proceeds are payable or sent to any person, address, or bank account not on record.

➢	The redemption request is received within 30 calendar days after an address change.

➢	If ownership is changed on your account.

➢	When establishing or modifying certain services on an account.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances, based on the circumstances related to the particular situation. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agent Medallion Program (STAMP).

A notarized signature is not an acceptable substitute for a signature guarantee.

Send the letter of instruction to:

FOR FIRST CLASS MAIL
Leuthold Funds, Inc. c/o U.S.Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
Leuthold Funds, Inc. c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street,3rd Floor Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.

 How to Redeem (Sell) Shares by Telephone

Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. Shares held in IRAs cannot be redeemed by telephone. In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the transfer agent. The request must be signed by each shareholder of the account and may require a signature guarantee. Further documentation may be requested from corporations, executors, administrators, trustees, and guardians.

Assemble the same information that you would include in the letter of instruction for a written redemption request. Once a telephone transaction has been placed, it cannot be canceled or modified. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Call U.S. Bancorp Fund Services, LLC at 1-800-273-6886. Please do not call the Funds or theAdviser.

How to Redeem using a Systematic Withdrawal Plan

Instruct U.S. Bancorp Fund Services, LLC that you want to set up a Systematic Withdrawal Plan. This can be done by completing the appropriate section on the Purchase Application. You may choose to receive a minimum amount of $100 on any day of the month. Payments can be made by check to your address of record, or by electronic funds transfer through the Automated Clearing House (ACH) network directly to your predetermined bank account. Your Fund account must have a minimum balance of $10,000 to participate in this Plan. This Plan may be terminated at any time by the Funds and you may terminate the Plan by contacting U.S. Bancorp Fund Services, LLC in writing. Any notification of change or termination

Prospectus 37

should be provided to the transfer agent in writing at least five days prior to effective date.The Systematic Withdrawal Plan is not available to holders of Institutional Shares of the Leuthold Core Investment Fund , the Leuthold Global Fund , or the Leuthold Global Industries Fund.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account,the account ultimately may be depleted.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined net asset value after:

➢	U.S. Bancorp Fund Services, LLC receives your written request in proper form with all required information.

➢	U.S. Bancorp Fund Services, LLC receives your authorized telephone request with all required information.

➢	A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

Payment of Redemption Proceeds

➢	For those shareholders who redeem shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in proper form with all required information.

➢	For those shareholders who redeem by telephone, U.S.Bancorp Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic FundsTransfer or wire. An Electronic FundsTransfer generally takes 2 to 3 business days to reach the shareholder’s account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price.However, the Funds may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

➢	Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

➢	The Leuthold Global Industries Fund, the Leuthold Global Fund, and the Leuthold Core Investment Fund impose a redemption fee equal to 2% of the dollar value of the shares redeemed within 5 business days of the date of purchase. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) or through the automatic investment plan, shares held in retirement plans (if the plans request a waiver of the fee), or shares redeemed through designated systematic withdrawal plans.

38	Prospectus

Other Redemption Considerations

When redeeming shares of the Funds, shareholders should consider the following:

➢	The redemption may result in a taxable gain.

➢	Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

➢	The Funds may delay the payment of redemption proceeds for up to seven days in all cases. In addition,the Fund can suspend redemptions and/or postpone payments or redemption proceeds beyond seven days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.

➢	If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

➢	U.S. Bancorp Fund Services, LLC will send the proceeds of a redemption to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

➢	U.S. Bancorp Fund Services, LLC will not accept telephone redemption requests made within 30 days after an address change.

➢	The Funds reserve the right to refuse a telephone redemption request if it believes it is advisable to do so. The Funds and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

➢	U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.

➢	The Funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Directors, including,for example and not limited to,(1) if the shareholder fails to provide the Funds with identification required by law;(2) if the Funds are unable to verify the information received from the shareholder; and (3) to reimburse a Fund for any loss sustained by reason of the failure of the shareholder to make full payment for shares purchased by the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

➢	If your account balance falls below $1,000 with respect to Retail Shares, or falls below $1,000,000 with respect to Institutional Shares, for any reason, you will be given 60 days to make additional investments so that your account balance is $1,000 or more, or $1,000,000 or more, as applicable. If you do not, the Fund may close your account and mail the redemption proceeds to you, or, with respect to Institutional Shares, the

Prospectus	39

Fund may convert your Institutional Shares to Retail Shares. Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Institutional Shares on behalf of its participants or clients,the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Shares.

➢	Depending on your Service Agent, you may be charged a fee at the time of redemption and some Service Agents may impose a holding period different from that of the Fund.

Frequent Purchases and Redemptions of Shares of the Funds

Frequent purchases and redemptions of a Fund’s shares by a shareholder may harm other shareholders of such Fund by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board of Directors discourages frequent purchases and redemptions of shares of the Leuthold Global Industries Fund, the Leuthold Global Fund, and the Leuthold Core Investment Fund by:

1.	Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that these Funds believe might engage in frequent purchases and redemptions of fund shares;

2.	Imposing a 2% redemption fee on redemptions or exchanges that occur within 5 business days of the share purchase.

The redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within a Fund as long as the money never leaves such Fund; (iii) redemptions in-kind; (iv) broker wrap fee and other fee-based programs (if the Funds have determined that a program’s investment strategy is not expected to result in frequent trading or that the program has adopted procedures reasonably designed to detect and deter frequent trading); and (v) retirement plans, including 401(k) or 403(b) plans or plans administered as college savings programs under Section 529 of the Internal Revenue Code (if the plans request and receive a waiver of the fee).

The Funds also permit waivers of the redemption fee for the following transactions:

➢	Redemptions due to small balance maintenance fees;

➢	Redemptions related to death or due to a divorce decree;

➢	Certain types of IRA account or broker account transactions, including: redemptions pursuant to systematic withdrawal programs, auto-rebalancing, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts and redemptions related to payment of custodian fees; and

➢	Certain types of employer-sponsored and 403(b) retirement plan transactions (if the retirement plan has not received a waiver), including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees and redemptions related to death, disability or qualified domestic relations order.

These Funds rely on intermediaries to determine when a redemption occurs within 5 business days of purchase. Shareholders purchasing shares through an intermediary should contact the intermediary or refer to their account agreement or plan document for information about how the redemption fee for transactions in the intermediary’s omnibus accounts works and any differences between the Fund’s

40	Prospectus

redemption fee procedures and the intermediary’s redemption fee procedures. The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan. Although these Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.

In addition to the circumstances previously noted, the Funds reserve the right to waive the redemption fee at their discretion where they believe such waiver is in the best interests of the Funds, including but not limited to when they determine that imposition of the redemption fee is not necessary to protect the Funds from the effects of short-term trading. In addition, the Funds reserve the right to modify or eliminate the redemption fee or waivers at any time.

The Leuthold Select Industries Fund and the Grizzly Short Fund generally accommodate frequent purchases and redemptions of their shares notwithstanding the potential harm to the Leuthold Select Industries Fund and the Grizzly Short Fund other shareholders. The Board of Directors believes it likely that a significant number of investors in the Leuthold Select Industries Fund and the Grizzly Short Fund are not long-term investors because the Leuthold Select Industries Fund is offered to investors who choose to do their own asset allocation rather than invest in the Leuthold Global Fund or the Leuthold Core Investment Fund, and because of the rising stock market risk associated with short selling of the Grizzly Short Fund. Although the Leuthold Select Industries Fund and the Grizzly Short Fund generally accommodate frequent purchases and redemptions of their shares,they reserve the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that these Funds believe might engage in potentially disruptive purchases and redemptions of their shares.

Inactive Accounts

Your account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Funds are unable to locate a shareholder,they will determine whether the shareholder’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

Exchanging Shares

Eligible Funds

Retail Class shares of the Funds may be exchanged for shares of:

➢	Leuthold Global Industries Fund (Retail Class only)

➢	Leuthold Global Fund (Retail Class only)

➢	Grizzly Short Fund

➢	Leuthold Core Investment Fund (Retail Class only)

➢	Leuthold Select Industries Fund

➢	First American Prime Obligations Fund

at their relative net asset values. Institutional Class shares of the Funds may be exchanged for Retail Class shares or Institutional Class shares of the other Leuthold Funds or for shares of the First American Prime Obligations Fund at their relative net asset values. An affiliate of U.S. Bancorp Fund Services, LLC advises First American Prime Obligations Fund, a money market mutual fund. Please call 1-800-273-6886 for a prospectus describing First American Prime Obligations Fund. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. The Leuthold Global Industries Fund, the Leuthold Global Fund, and the Leuthold Core Investment Fund impose a fee equal to 2% of the dollar value of the shares exchanged within 5 business days of the date of purchase. This fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in

Prospectus	41

retirement plans, or shares redeemed through designated systematic withdrawal plans.

The exchange fee operates in the same manner as the redemption fee discussed under the caption “Frequent Purchases and Redemptions of Shares of the Funds” on page 40, including the ability of the Funds to waive the exchange fee in certain limited circumstances.

How to Exchange Shares

1.	Read this Prospectus (and, if applicable, the prospectus for FirstAmerican Prime Obligations Fund) carefully.

2.	Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $10,000 minimum.

3.	Call U.S. Bancorp Fund Services, LLC at 1-800-273-6886. The transfer agent currently charges a fee of $5 when exchanging proceeds by telephone.You may also make an exchange by writing to Leuthold Funds,Inc.,c/o U.S.Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Dividends, Distributions, And Taxes

The Funds distribute substantially all of their net investment income quarterly and substantially all of their capital gains annually. As long as the Funds meet the requirements of a regulated investment company,which is their intent,they will pay no federal income tax on the earnings they distribute to shareholders.

You have three distribution options:

Automatic Reinvestment Option — Both dividend and capital gains distributions will be reinvested in additional shares of the Funds.

Cash Dividend Option — Dividends will be paid in cash and capital gains will be reinvested in additional shares of the Funds.

All Cash Option — Both dividend and capital gains distributions will be paid in cash.

You may either elect cash or reinvestment for dividends and capital gains separately.

If you elect to receive your distribution in cash and the U.S.Postal Service cannot deliver your check,or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at the Funds’ then current net asset value and to reinvest subsequent distributions.

You may make your distribution election on the Purchase Application. You may change your election by writing to U.S.Bancorp Fund Services,LLC or by calling 1-800-273-6886.

Each Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal, state, and local income tax. These distributions may be taxed as ordinary income (although a portion of each Fund’s dividends may be taxable to investors at the lower rate applicable to dividend income) and capital gains (which may be taxed at different rates depending on the length of time the applicable Fund holds the assets generating the capital gains). Distributions of net long-term capital gain are subject to tax as long-term capital gain regardless of the length of time you have held Fund shares. If you purchase shares at a time when a Fund has recognized income or capital gains which have not yet been distributed, the subsequent distribution may result in taxable income to you even though such distribution may be, for you, the economic equivalent of a return of capital. The Leuthold Global Fund and the Leuthold Core Investment Fund expect that normally their distributions will consist of both ordinary income (including dividend income) and long-term capital gains.The Leuthold Select Industries Fund expects that its distributions will consist primarily of long-term and short-term capital gains. The Leuthold Global Industries Fund expects that normally its distributions will consist of both ordinary income (including dividend income) and long-term capital gains.The Grizzly Short Fund expects that normally its distributions will consist of both ordinary income (not including dividend income) and short-term capital gains.

42	Prospectus

Each Fund will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year. Any loss recognized by a shareholder upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. A loss realized on the disposition of shares of a Fund will be disallowed to the extent identical (or substantially identical) shares are acquired in a 61-day period beginning 30 days before and ending 30 days after the date of such disposition. In that event,the basis of the replacement shares of a Fund will be adjusted to reflect the disallowed loss. You should be aware that an exchange of shares in a Fund for shares in other Funds is treated for federal income tax purposes as a sale and a purchase of shares, which may result in recognition of a gain or loss and be subject to federal income tax.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period with respect to “covered shares” of mutual funds to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when the “covered” shares are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds have chosen average cost as their standing (default) tax lot identification method for all shareholders, which means this is the method the Funds will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values,and the entire position is not sold at one time. The Funds’standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method other than the Funds’standing method at the time of your purchase or upon the sale of covered shares.

The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations,the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.”

If you hold shares in a Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

The preceding discussion is meant to be only a general summary of the potential federal income tax consequences of an investment in the Funds by U.S. shareholders. The SAI contains a more detailed summary of federal tax rules that apply to the Funds and their shareholders. This summary is not intended to be and should not be construed to be legal or tax advice to any investor. Legislative, judicial, or administrative action may change the tax rules that apply to the Funds or their shareholders and any such change may be retroactive. Shareholders should consult their own tax advisors to determine the federal, state, local, and non U.S. tax consequences of owning Fund shares.

Prospectus	43

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of its operations. Certain information reflects financial results for a single Fund share outstanding throughout the period indicated. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report which is available upon request.

Leuthold Core Investment Fund – Retail – LCORX

Per Share Data:(1)	Year Ended September 30, 201 5 (Consolidated)		Year Ended September 30, 201 4 (Consolidated)	Year Ended September 30, 201 3 (Consolidated)	Year Ended September 30, 201 2 (Consolidated)	Year Ended September 30, 201 1 (Consolidated)
Net asset value, beginning of year	$18.85		$18.29	$16.78	$15.50	$15.99
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(2)	0.01 (2)	0.09 (2)	0.11 (2)	0.09 (3)
Net realized and unrealized gain (loss) on investments and securities sold short	0.76		2.02	1.78	1.62	(0.51)
Total from investment operations	0.75		2.03	1.87	1.73	(0.42)
Less distributions:
From net investment income	(0.03)		(0.21)	(0.23)	(0.16)	(0.02)
From net realized gains	(1.13)		(1.26)	(0.13)	(0.29)	(0.05)
Redemption fees(4)	0.00		0.00	0.00	0.00	0.00
Total distributions	(1.16)		(1.47)	(0.36)	(0.45)	(0.07)
Net asset value, end of year	$18.44		$18.85	$18.29	$16.78	$15.50
Total return	4.03%		11.49%	11.29%	11.34%	(2.61)%
Supplemental data and ratios:
Net assets, end of year	$564,608,599		$569,237,299	$409,043,691	$527,760,001	$660,933,063
Ratio of expenses to average net assets(5)	1.30%		1.28%	1.28%	1.22%	1.24%
Ratio of net investment income (loss) to average net assets(6)	(0.05)%		0.04%	0.49%	0.69%	0.54%
Portfolio turnover rate(7)	78.96%		80.65%	105.28%	149.17%	83.15%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.16% for the year ended September 30, 2015, 1.15% for the year ended September 30, 2014, 1.16% for the year ended September 30, 2013, 1.14% for the year ended September 30, 2012, and 1.14% for the year ended September 30, 2011.
(6)	The net investment income ratios include dividends and interest on securities sold short.
(7)	The portfolio turnover rate excludes purchases and sales of securities sold short as the Adviser does not intend to hold the securities sold short for more than one year.

44	Prospectus

Leuthold Core Investment Fund – Institutional – LCRIX

Per Share Data:(1)	Year Ended September 30, 201 5 (Consolidated)	Year Ended September 30, 201 4 (Consolidated)	Year Ended September 30, 201 3 (Consolidated)	Year Ended September 30, 201 2 (Consolidated)	Year Ended September 30, 201 1 (Consolidated)
Net asset value, beginning of year	$18.85	$18.28	$16.77	$15.50	$15.98
Income (loss) from investment operations:
Net investment income	0.01 (2)	0.03 (2)	0.11 (2)	0.12 (2)	0.11 (3)
Net realized and unrealized gain (loss) on investments and securities sold short	0.74	2.03	1.78	1.62	(0.50)
Total from investment operations	0.75	2.06	1.89	1.74	(0.39)
Less distributions:
From net investment income	(0.04)	(0.23)	(0.25)	(0.18)	(0.04)
From net realized gains	(1.13)	(1.26)	(0.13)	(0.29)	(0.05)
Redemption fees	0.00 (4)	—	—	0.00 (4)	0.00 (4)
Total distributions	(1.17)	(1.49)	(0.38)	(0.47)	(0.09)
Net asset value, end of year	$18.43	$18.85	$18.28	$16.77	$15.50
Total return	4.03%	11.66%	11.42%	11.40%	(2.49)%
Supplemental data and ratios:
Net assets, end of year	$293,666,347	$276,568,913	$196,501,094	$263,572,111	$347,517,502
Ratio of expenses to average net assets(5)	1.20%	1.18%	1.17%	1.11%	1.13%
Ratio of net investment income to average net assets(6)	0.05%	0.14%	0.60%	0.80%	0.66%
Portfolio turnover rate(7)	78.96%	80.65%	105.28%	149.17%	83.15%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.06% for the year ended September 30, 2015, 1.06% for the year ended September 30, 2014, 1.06% for the year ended September 30, 2013, 1.03% for the year ended September 30, 2012, and 1.03% for the year ended September 30, 2011.
(6)	The net investment income ratios include dividends and interest on securities sold short.
(7)	The portfolio turnover rate excludes purchases and sales of securities sold short as the Adviser does not intend to hold the securities sold short for more than one year.

Prospectus	45

Leuthold Global Fund – Retail – GLBLX

Per Share Data:(1)	Year Ended September 30, 201 5 (Consolidated)		Year Ended September 30, 201 4 (Consolidated)	Year Ended September 30, 201 3 (Consolidated)	Year Ended September 30, 201 2 (Consolidated)	Year Ended September 30, 201 1 (Consolidated)
Net asset value, beginning of year	$11.29		$11.65	$10.24	$9.52	$10.18
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(2)	0.03 (2)	0.07 (2)	0.05 (3)	0.08 (3)
Net realized and unrealized gain (loss) on investments and securities sold short	(0.11)		0.83	1.44	0.89	(0.17)
Total from investment operations	(0.14)		0.86	1.51	0.94	(0.09)
Less distributions:
From net investment income	(0.03)		(0.08)	(0.08)	(0.07)	(0.05)
From net realized gains	(1.09)		(1.14)	(0.02)	(0.15)	(0.52)
Redemption fees(4)	0.00		0.00	0.00	0.00	0.00
Total distributions	(1.12)		(1.22)	(0.10)	(0.22)	(0.57)
Net asset value, end of year	$10.03		$11.29	$11.65	$10.24	$9.52
Total Return	(1.41)%		7.68%	14.78%	10.14%	(1.33)%
Supplemental data and ratios:
Net assets, end of year	$95,026,857		$130,838,148	$126,418,514	$120,450,807	$152,292,208
Ratio of expenses to average net assets(5)	1.71%		1.65%	1.63%	1.57%	1.74%
Ratio of net investment income (loss) to average net assets(6)	(0.29)%		0.25%	0.61%	0.60%	0.83%
Portfolio turnover rate(7)	78.37%		71.63%	101.03%	127.41%	123.51%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.54% for the year ended September 30, 2015, 1.53% for the year ended September 30, 2014, 1.51% for the year ended September 30, 2013, 1.51% for the year ended September 30, 2012, and 1.55% for the year ended September 30, 2011.
(6)	The net investment income ratios include dividends and interest on securities sold short.
(7)	The portfolio turnover rate excludes purchases and sales of securities sold short as the Adviser does not intend to hold the securities sold short for more than one year.

46	Prospectus

Leuthold Global Fund – Institutional – GLBIX

Per Share Data:(1)	Year Ended September 30, 201 5 (Consolidated)		Year Ended September 30, 201 4 (Consolidated)	Year Ended September 30, 201 3 (Consolidated)	Year Ended September 30, 201 2 (Consolidated)	Year Ended September 30, 201 1 (Consolidated)
Net asset value, beginning of year	$11.34		$11.69	$10.27	$9.54	$10.20
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(2)	0.05 (2)	0.09 (2)	0.09 (3)	0.10 (3)
Net realized and unrealized gain (loss) on investments and securities sold short	(0.11)		0.84	1.45	0.88	(0.17)
Total from investment operations.	(0.12)		0.89	1.54	0.97	(0.07)
Less distributions:
From net investment income	(0.03)		(0.10)	(0.10)	(0.09)	(0.07)
From net realized gains	(1.09)		(1.14)	(0.02)	(0.15)	(0.52)
Redemption fees	0.00	(4)	—	0.00 (4)	—	0.00 (4)
Total distributions	(1.12)		(1.24)	(0.12)	(0.24)	(0.59)
Net asset value, end of year	$10.10		$11.34	$11.69	$10.27	$9.54
Total Return	(1.30)%		7.95%	15.08%	10.34%	(1.11)%
Supplemental data and ratios:
Net assets, end of year	$218,497,272		$231,615,536	$239,275,879	$266,390,852	$292,447,586
Ratio of expenses to average net assets(5)	1.50%		1.44%	1.44%	1.36%	1.57%
Ratio of net investment income (loss) to average net assets(6)	(0.09)%		0.45%	0.80%	0.81%	1.01%
Portfolio turnover rate(7)	78.37%		71.63%	101.03%	127.41%	123.51%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.33% for the year ended September 30, 2015, 1.33% for the year ended September 30, 2014, 1.32% for the year ended September 30, 2013, 1.31% for the year ended September 30, 2012, and 1.38% for the year ended September 30, 2011.
(6)	The net investment income ratios include dividends and interest on securities sold short.
(7)	The portfolio turnover rate excludes purchases and sales of securities sold short as the Adviser does not intend to hold the securities sold short for more than one year.

Prospectus	47

Leuthold Select Industries Fund – LSLTX

Per Share Data:(1)	Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of year	$20.02		$16.82		$13.26	$10.78	$11.80
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(2)	(0.07	)(2)	0.03 (3)	0.03 (3)	(0.05	)(2)
Net realized and unrealized gain (loss) on investments	1.28		3.27		3.58	2.47	(0.95)
Total from investment operations	1.25		3.20		3.61	2.50	(1.00)
Less distributions:
From net investment income	—		—		(0.05)	(0.02)	(0.02)
Total distributions	—		—		(0.05)	(0.02)	(0.02)
Net asset value, end of year	$21.27		$20.02		$16.82	$13.26	$10.78
Total Return	6.24%		19.02%		27.26%	23.34%	(8.60)%
Supplemental data and ratios:
Net assets, end of year	$12,624,145		$14,977,451		$9,805,531	$13,458,427	$16,278,535
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.73%		1.68%		1.80%	1.71%	1.40%
After expense reimbursement or recovery	1.50%		1.58%		1.60%	1.60%	1.40%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.35)%		(0.44)%		0.00%	0.11%	(0.24)%
After expense reimbursement or recovery	(0.12)%		(0.34)%		0.20%	0.22%	(0.24)%
Portfolio Turnover	77.42%		66.79%		136.34%	139.61%	109.26%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Net investment income per share is calculated based on average shares outstanding.

48	Prospectus

Leuthold Global Industries Fund – Retail – LGINX

Per Share Data: (1)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of year	$16.54	$14.89	$11.44	$9.77	$11.01
Income (loss) from investment operations:
Net investment income	0.04 (2)	0.08 (2)	0.10 (2)	0.01 (3)	0.06 (3)
Net realized and unrealized gain (loss) on investments	(0.46)	1.68	3.43	1.68	(1.16)
Total from investment operations	(0.42)	1.76	3.53	1.69	(1.10)
Less distributions:
From net investment income	(0.05)	(0.11)	(0.08)	(0.02)	(0.06)
From net realized gains	(0.31)	—	—	—	(0.08)
Redemption fees	0.00 (4)	0.00 (4)	0.00 (4)	—	0.00 (4)
Total distributions	(0.36)	(0.11)	(0.08)	(0.02)	(0.14)
Net asset value, end of year	$15.76	$16.54	$14.89	$11.44	$9.77
Total return	(2.61)%	11.78%	30.98%	17.33%	(10.23)%
Supplemental data and ratios:
Net assets, end of year	$5,015,722	$11,351,746	$4,797,409	$3,782,099	$5,377,373
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.04%	2.06%	2.70%	2.52%	1.96%
After expense reimbursement or recovery	1.50%	1.72%	1.96%	2.00%	2.04%
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	(0.29)%	0.18%	0.01%	(0.45)%	0.60%
After expense reimbursement or recovery	(0.24)%	0.52%	0.75%	0.07%	0.52%
Portfolio turnover rate	95.84%	107.17%	142.87%	117.30%	179.57%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.

Prospectus	49

Leuthold Global Industries Fund – Institutional – LGIIX

Per Share Data: (1)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of year	$16.63	$14.95	$11.48	$9.77	$11.01
Income (loss) from investment operations:
Net investment income	0.08 (2)	0.13 (2)	0.13 (2)	0.06 (3)	0.09 (3)
Net realized and unrealized gain (loss) on investments.	(0.48)	1.69	3.45	1.67	(1.15)
Total from investment operations	(0.40)	1.82	3.58	1.73	(1.06)
Less distributions:
From net investment income	(0.10)	(0.14)	(0.11)	(0.02)	(0.10)
From net realized gains	(0.31)	—	—	—	(0.08)
Redemption fees	0.00 (4)	—	0.00 (4)	—	—
Total distributions	(0.41)	(0.14)	(0.11)	(0.02)	(0.18)
Net asset value, end of year	$15.82	$16.63	$14.95	$11.48	$9.77
Total return.	(2.44)%	12.16%	31.17%	17.84%	(9.92)%
Supplemental data and ratios:
Net assets, end of year	$14,272,916	$16,853,310	$9,705,739	$4,152,513	$14,904,617
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.79%	1.81%	2.45%	2.27%	1.71%
After expense reimbursement or recovery	1.25%	1.47%	1.71%	1.75%	1.79%
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	(0.05)%	0.43%	0.26%	(0.20)%	0.85%
After expense reimbursement or recovery	0.49%	0.77%	1.00%	0.32%	0.77%
Portfolio turnover rate.	95.84%	107.17%	142.87%	117.30%	179.57%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.

50	Prospectus

Grizzly Short Fund – GRZZX

Per Share Data: (1)	Year Ended September 30, 201 5		Year Ended September 30, 201 4		Year Ended September 30, 201 3		Year Ended September 30, 201 2		Year Ended September 30, 201 1
Net asset value, beginning of year	$7.37		$8.58		$11.06		$16.14		$16.48
Income (loss) from investment operations:
Net investment loss	(0.20	)(2)	(0.26	) (3)	(0.34	) (2)	(0.40	) (2)	(0.43	) (2)
Net realized and unrealized gain (loss) on investments and securities sold short	0.82		(0.95)		(2.14)		(4.68)		0.09
Total from investment operations	0.62		(1.21)		(2.48)		(5.08)		(0.34)
Less distributions:
From net investment income	—		—		—		—		—
From net realized gains	—		—		—		—		—
Return of capital	—		—		—		—		—
Total distributions	—		—		—		—		—
Net asset value, end of year	$7.99		$7.37		$8.58		$11.06		$16.14
Total return.	8.41%		(14.20)%		(22.33)%		(31.47)%		(2.06)%
Supplemental data and ratios:
Net assets, end of year	$265,843,184		$72,182,207		$94,914,802		$136,286,009		$263,488,083
Ratio of expenses to average net assets (4) :	2.81%		3.35%		3.43%		3.09%		3.01%
Ratio of net investment loss to average net assets (5) :	(2.81)%		(3.35)%		(3.42)%		(3.09)%		(3.01)%
Portfolio turnover rate (6)	0.00%		0.00%		0.00%		0.00%		0.00%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment loss per share is calculated based on average shares outstanding.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.55% for the year ended September 30, 2015, 1.57% for the year ended September 30, 2014, 1.54% for the year ended September 30, 2013, 1.52% for the year ended September 30, 2012, and 1.53% for the year ended September 30, 2011.
(5)	The net investment income ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short as the Adviser does not intend to hold the securities sold short for more than one year.

Prospectus	51

Leuthold Weeden Capital Management &

Leuthold Funds, Inc.
Notice of Privacy Policy & Practices

Leuthold(1) recognizes and respects the privacy expectations of our customers. We are providing this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties not affiliated with Leuthold.

We collect non-public personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic, or electronic between a customer and Leuthold or service providers to Leuthold.

We may disclose all of the information described above to certain third parties who are not affiliated with Leuthold to process or service a transaction at your request or as permitted by law — for example, sharing information with companies who maintain or service customer accounts for Leuthold is permitted and is essential for us to provide you with necessary or useful services with respect to your accounts.

We maintain, and require service providers to Leuthold to maintain, policies designed to ensure only appropriate access to, and use of, information about our customers and to maintain physical, electronic, and procedural safeguards that comply with federal standards to guard non-public personal information of our customers. When information about Leuthold’s customers is disclosed to non-affiliated third parties, we require that the third party maintain the confidentiality of the information disclosed and limit the use of information by the third party solely to the purposes for which the information is disclosed or as otherwise permitted by law.

We permit only authorized individuals who are trained in the proper handling of individual investor information, and who need to access this information to perform their duties, to have access to your personal information. In addition, all of our employees are subject to our internal policies, which are reinforced in our Employee Manual and we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information from unauthorized use.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of Leuthold.

1	For purposes of this notice, the term “Leuthold” includes Leuthold Weeden Capital Management and Leuthold Funds, Inc.

Not part of the prospectus.

52	Prospectus

To learn more about the Leuthold Core Investment Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund, the Leuthold Global Industries Fund, and the Grizzly Short Fund, you may want to read their Statement of Additional Information (or “SAI”) which contains additional information about the Funds. The Funds have incorporated by reference, the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the Funds’ investments by reading the Funds’ annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling U.S. Bancorp Fund Services, LLC at 1-800-273-6886. The Funds also make available the SAI and the annual and semi-annual reports, free of charge, on their Internet website (http://www.leutholdfunds.com).

Prospective investors and shareholders who have questions about Leuthold Funds may also call the following number or write to the following address.

Leuthold Funds, Inc. 33 South Sixth Street, Suite 4600 Minneapolis, MN 55402 800-273-6886

The general public can review and copy information about Leuthold Funds (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Funds are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section Securities and Exchange Commission Washington, D.C. 20549-0102

Please refer to the Funds’ Investment Company Act File No. 811-09094 when seeking information about the Funds from the Securities and Exchange Commission.

Prospectus	53

STATEMENT OF ADDITIONAL INFORMATION	January 29, 2016

LEUTHOLD FUNDS, INC.

33 South Sixth Street

Suite 4600

Minneapolis, Minnesota 55402

This Statement of Additional Information (“SAI”) relates to the Funds and Classes identified below (collectively, the “Leuthold Funds”). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Leuthold Funds dated January 29, 2016, as supplemented from time to time. Requests for copies of the Prospectus should be made by writing to Leuthold Funds, Inc., 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota 55402, Attention: Corporate Secretary, or by calling 1-800-273-6886.

Leuthold Core Investment Fund:
Retail Class Shares	LCORX
Institutional Class Shares	LCRIX

Leuthold Global Fund:
Retail Class Shares	GLBLX
Institutional Class Shares	GLBIX

Leuthold Select Industries Fund:	LSLTX

Leuthold Global Industries Fund:
Retail Class Shares	LGINX
Institutional Class Shares	LGIIX

Grizzly Short Fund:	GRZZX

The following financial statements included in the Annual Reports, dated September 30, 2015, of Leuthold Funds, Inc. (File No. 811-9094) as filed with the Securities and Exchange Commission on Form N-CSR on December 4, 2015 are incorporated by reference into this Statement of Additional Information (a copy of the Annual Reports may be obtained, without charge, by calling the toll-free telephone number shown above):

Leuthold Core Investment Fund	Leuthold Global Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Notes to the Financial Statements
Report of Independent Registered Public
Accounting Firm	Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Notes to the Financial Statements
Report of Independent Registered Public
Accounting Firm

Leuthold Select Industries Fund	Leuthold Global Industries Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Notes to the Financial Statements
Report of Independent Registered Public
Accounting Firm	Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Notes to the Financial Statements
Report of Independent Registered Public
Accounting Firm

Grizzly Short Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Securities Sold Short
Notes to the Financial Statements
Report of Independent Registered Public
Accounting Firm

Leuthold Funds, Inc.

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus for the Leuthold Funds dated January 29, 2016, as supplemented from time to time, and, if given or made, such information or representations may not be relied upon as having been authorized by Leuthold Funds, Inc.

This Statement of Additional Information does not constitute an offer to sell securities.

(i)

FUND HISTORY AND CLASSIFICATION

Leuthold Funds, Inc. (the “Corporation”) is an open-end management investment company that consists of five diversified portfolios as of January 29, 2016, the Leuthold Core Investment Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund, the Leuthold Global Industries Fund and the Grizzly Short Fund (each individually a “Fund” and collectively the “Funds”). Leuthold Funds, Inc. is registered under the Investment Company Act of 1940, as amended (the “Act”). Leuthold Funds, Inc. was incorporated as a Maryland corporation on August 30, 1995.

INVESTMENT RESTRICTIONS

The Funds have adopted the following investment restrictions which are matters of fundamental policy. Each Fund’s investment restrictions cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund’s shares present or represented at a stockholder’s meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

1.          Each Fund will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund’s assets would be invested in securities of such issuer (except that up to 25% of that value of each Fund’s total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

2.          The Leuthold Core Investment Fund will not buy securities on margin or write put or call options. The Leuthold Global Fund, the Leuthold Select Industries Fund, the Leuthold Global Industries Fund and the Grizzly Short Fund will not buy securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that each of these Funds may (i) borrow money to the extent set forth in investment restriction no. 4; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

3.          Each Fund may sell securities short to the extent permitted by the Act and the Leuthold Global Fund, the Leuthold Select Industries Fund, the Leuthold Global Industries Fund and the Grizzly Short Fund may write put and call options to the extent permitted by the Act. Neither the Leuthold Select Industries Fund nor the Grizzly Short Fund has any present intention of writing put or call options. (The Act permits the applicable Funds to sell securities short and write put and call options to the extent they are “covered” by a segregated account in accordance with procedures established by the Board of Directors and applicable regulatory guidance.)

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4.          The Leuthold Global Fund, the Leuthold Select Industries Fund, the Leuthold Global Industries Fund and the Grizzly Short Fund may borrow money or issue senior securities to the extent permitted by the Act. The Leuthold Core Investment Fund will not borrow money or issue senior securities, except for temporary bank borrowings (not exceeding 10% of the value of the Fund’s total assets) or for emergency or extraordinary purposes. The Leuthold Core Investment Fund will not borrow money for the purpose of investing in securities, and will not purchase any portfolio securities for so long as any borrowed amounts remain outstanding. (The Act permits the applicable Funds to borrow money or issue senior securities so long as they maintain continuous asset coverage of at least 300% of all amounts borrowed. For purposes of this investment restriction, securities held in escrow or separate accounts in connection with the Funds’ investment practices are not considered to be a borrowing. For purposes of this investment restriction, hedging transactions in which the Funds may engage and similar investment strategies are not treated as senior securities when covered by a segregated account.)

5.          Each Fund may pledge or hypothecate its assets to secure its borrowings. For purposes of this investment restriction assets held in a segregated account or by a broker in connection with short sales effected by a Fund are not considered to be pledged or hypothecated.

6.          No Fund will act as an underwriter or distributor of securities other than of its shares (except to the extent a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) , in the disposition of restricted securities).

7.          No Fund will make loans, except each Fund may enter into repurchase agreements or acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that each Fund may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the Fund’s total assets would be the subject of such loans.

8.          No Fund will concentrate 25% or more of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

9.          No Fund will make investments for the purpose of exercising control or management of any company.

10.        No Fund will purchase or sell real estate or real estate mortgage loans and no Fund will make any investments in real estate limited partnerships.

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11.        The Leuthold Core Investment Fund will not purchase or sell commodities or commodity contracts, including futures contracts. The Leuthold Select Industries Fund, the Leuthold Global Industries Fund and the Grizzly Short Fund will not purchase or sell commodities or commodity contracts, except that each of these Funds may enter into futures contracts and options on futures contracts. Neither the Leuthold Select Industries Fund nor the Grizzly Short Fund has any present intention of entering into futures contracts or options on futures contracts. The Leuthold Global Fund may purchase and sell commodities and commodity contracts, including futures contracts and options on futures contracts. For purposes of this investment restriction number 11, the terms “commodities” and “commodity contracts” shall include only those items specifically enumerated as commodities or commodity contracts within Section 1a and Section 2(a)(1) of the Commodity Exchange Act (namely, subject to the jurisdiction of the Commodity Futures Trading Commission). See “INVESTMENT CONSIDERATIONS – Metals” for a discussion of the Leuthold Core Investment Fund’s and the Leuthold Global Fund’s investments in metals which are not “commodities” as defined in the Commodity Exchange Act.

12.        No Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases. This investment restriction does not prohibit investments in securities of companies that engage in, invest in or sponsor oil, gas or mineral exploration or development programs.

Each Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation’s Board of Directors without stockholder approval. These additional restrictions are as follows:

1.          No Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of any Fund’s investment adviser.

2.          No Fund will purchase illiquid securities if, as a result of such purchase, more than 15% of the value of its total assets would be invested in such securities.

3.          No Fund will purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of such Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. Purchases described in (b) and (c) must be made in compliance with Section 12(d)(1)(A) and Section 12(d)(1)(C) of the Act or pursuant to an applicable exemption or exemptive order, and no Fund may invest more than 25% of its net assets in shares of registered investment companies.

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Section 12(d)(1)(A) of the Act provides that shares of an investment company may not be purchased by a Fund if as a result of such purchase (i) the Fund and its affiliated persons would hold more than 3% of the total outstanding voting stock of such investment company; (ii) more than 5% of the Fund’s total assets would be invested in any class of securities of such investment company; and (iii) more than 10% of the Fund’s total assets would be invested in any class of securities of such investment company and of any other investment company.

Section 12(d)(1)(C) makes it unlawful for a Fund to purchase or otherwise acquire any security, whether voting or nonvoting, whether representing equity or debt, issued by a registered closed-end investment company, if immediately after the purchase or acquisition 10% or more of the voting securities of the closed-end investment company are owned by the Funds on an aggregate basis.

Section 12(d)(1)(F) of the Act allows the Funds to exceed the 5% limitation and the 10% limitation described above. Section 12(d)(1)(F) of the Act, provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (1) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (2) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to a Fund pursuant to Section 12(d)(1)(F) will not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. A Fund relying on Section 12(d)(1)(F) (or the investment adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made other than with respect to the limitations on the Funds’ borrowing of money and investments in illiquid securities. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund’s fundamental restrictions will be deemed to have occurred. Any changes in a Fund’s non-fundamental investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

The Corporation has claimed an exclusion from the definition of the term “commodity pool operator” under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission. Thus, the Corporation is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

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INVESTMENT CONSIDERATIONS

The Prospectus for the Funds describes their principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Warrants and Put and Call Options

Each of the Leuthold Core Investment Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund and the Leuthold Global Industries Fund may purchase warrants and put and call options on securities.

By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying security at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying security’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option’s strike price. A call buyer attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Warrants are similar to call options in that the purchaser of a warrant has the right (but not the obligation) to purchase the underlying security at a fixed price. Warrants are issued by the issuer of the underlying security whereas options are not. Warrants typically have exercise periods in excess of those of call options. Warrants do not carry the right to receive dividends or vote with respect to the securities they entitle the holder to purchase, and they have no rights to the assets of the issuer. Warrants are more speculative than the underlying investment. A warrant ceases to have value if it is not exercised prior to its expiration date.

Mortgage-Backed Securities and Other Asset-Backed Securities

Each of the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund may invest in mortgage-backed and other asset-backed securities (namely, securities backed by credit card receivables, automobile loans or other assets). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities include: (1)

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Government Agency Mortgage-Backed Securities; (2) Privately-Issued Mortgage-Backed Securities; and (3) collateralized mortgage obligations and multiclass pass-through securities.

Government Agency Mortgage-Backed Securities. Mortgage-backed securities include Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The Government Agency Mortgage-Backed Securities in which a Fund may invest includes those issued or guaranteed by Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped Mortgage-Backed Securities.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949, or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. Government agency to provide supplemental liquidity to the mortgage market and was transformed into a shareholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and

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timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. Government.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

Privately-Issued Mortgage-Backed Securities. Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Privately-Issued Agency Mortgage-Backed Securities”), or (ii) whole mortgage loans or non-Agency collateralized Mortgage-Backed Securities (“Privately-Issued Non-Agency Mortgage-Backed Securities”). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As more fully described below, these securities may include collateralized mortgage obligations and, multiclass pass-through securities.

A Fund may invest in subordinated Privately-Issued Non-Agency Mortgage-Backed Securities (“Subordinated Securities”). Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. On the other hand,

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Subordinated Securities typically subject the holder to greater risk than senior Privately-Issued Non-Agency Mortgage-Backed Securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior Privately-Issued Non-Agency Mortgage-Backed Securities. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior Privately-Issued Non-Agency Mortgage-Backed Securities.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Mortgage-Backed Securities include collateralized mortgage obligations or “CMOs,” which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as “Mortgage Assets”). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of mortgage assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others. In particular, certain classes of CMOs and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal. A Fund may invest in such high-risk, derivative Mortgage-Backed Securities.

Stripped Mortgage-Backed Securities. A Fund may invest in stripped Mortgage-Backed Securities issued by the U.S. Government (“SMBS”). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are

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generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Adjustable-Rate Mortgage Loans. Certain mortgage loans underlying the Mortgage-Backed Securities in which a Fund may invest will be adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

There are various types of indices which provide the basis for rate adjustments on ARMS. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of a Fund’s portfolio and therefore in the NAV of a Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period. Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest

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rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

Asset-Backed Securities. Asset-backed securities may involve certain risks that are not presented by Mortgage-Backed Securities arising primarily from the nature of the underlying assets (namely, credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as Mortgage-Backed Securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause a Fund to experience difficulty in valuing or liquidating such securities.

Miscellaneous. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in

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interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Funds’ Board of Directors. In accordance with such guidelines, Leuthold Weeden Capital Management (the “Adviser”) will monitor a Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

Convertible Securities

The Leuthold Global Industries Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Preferred Stocks

Each of the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

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Zero Coupon U.S. Treasury Securities

Each of the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund may invest in zero coupon U.S. Treasury securities which consist of U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. A zero coupon U.S. Treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon U.S. securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.

Money Market Instruments

The money market instruments in which the Funds may invest include conservative fixed-income securities, such as U.S. Treasury Bills, commercial paper rated A-1 by Standard & Poor’s Corporation (“S&P”), or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”), commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Funds’ investment adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.

Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. None of the Funds will enter into repurchase agreements with entities other than banks or invest over 15% of their net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Foreign Securities

Each of the Funds may invest in securities of foreign issuers. In addition, a registered investment company in which the Leuthold Core Investment Fund or the Leuthold Global Fund may invest up to 100% of its assets in securities of foreign issuers. Each of the Funds may also hold securities of U.S. and foreign issuers in the form of American Depository Receipts (“ADRs”), American Depository Shares (“ADSs”) and Global Depositary Receipts (“GDRs”), and they may each invest in securities of foreign issuers traded directly in the U.S. securities markets. The Grizzly Short Fund may sell short (1) securities of foreign issuers on foreign exchanges and (2) ADRs, ADSs, GDRs and securities of foreign issuers traded in the U.S. securities markets.

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Investments in foreign securities involve special risks and considerations that are not present when the Funds invests in domestic securities.

There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. This is particularly true of securities in emerging markets which can be extremely volatile. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. There may also be difficulties in enforcing legal rights outside the United States. There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of investments in certain foreign countries. Legal remedies available to investors may be more limited than those available with respect to investments in the United States or in other foreign countries. Income received from foreign investments may be reduced by withholding and other taxes imposed by such countries.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions. The economies of countries with emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Debt obligations of issuers located in, or of, developing countries involve a high degree of risk and may be in default or present the risk of default.

Foreign Currency Transactions. Since each of the Funds may purchase securities denominated in foreign currencies, and in the case of each of the Leuthold Core Investment Fund or the Leuthold Global Fund a registered investment company in which any of these Funds may invest may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect, either directly or indirectly, the value of the Funds’ assets from the perspective of U.S. investors. The Leuthold Global Fund may seek to protect themselves against the adverse effects of currency exchange rate fluctuations by entering into currency forward, futures or options contracts. Hedging transactions may not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the registered investment company might lose money; either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults or for other reasons. Hedging transactions also limit any potential gain which might result if exchange rates moved in a favorable direction. The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Leuthold Global Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts).

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A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

At the maturity of a forward contract, a Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

If a Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (namely, if the price

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of such securities declines due to an issuer’s deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the Fund’s securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, a Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund’s securities exceed the amount of foreign currency the Fund is obligated to deliver. A Fund’s dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

A Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Fund’s foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

Investments in ADRs, ADSs or GDRs. As noted above, the Funds may hold securities of U.S. and foreign issuers in the form of ADRs, ADSs or GDRs. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets. GDRs are issued by European financial institutions.

ADR facilities may be either “sponsored” or “unsponsored.” While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may

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establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instructions and other communications. Each of the Funds may invest in sponsored and unsponsored ADRs, and the Grizzly Short Fund may sell short sponsored and unsponsored ADRs.

Short Sales

Each of the Leuthold Core Investment Fund, the Leuthold Global Fund, the Leuthold Global Industries Fund and the Grizzly Short Fund may seek to realize additional gains through effecting short sales of securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) designate liquid assets it owns, other than the short sale proceeds, as segregated assets in an amount equal to its obligation to purchase the securities sold short (if the lending broker requires the Fund to deposit collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation); or (b) otherwise cover the Fund’s short position. For example if a Fund believes the price of the stock of XYZ Corp. (which is currently $50 per share) will decline, it may borrow shares of XYZ Corp. from a securities lender and then sell the borrowed shares in the open market. Later the Fund will purchase shares of XYZ Corp. in the open market to return to the securities lender. If it purchases shares of XYZ Corp. for less than $50 per share, it will have realized a gain, and if it purchases shares of XYZ Corp. for more than $50 per share, it will have realized a loss. A Fund’s goal when effecting short sales is to “Sell high and Buy low.”

A Fund may make short sales “against the box” (namely, when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short). Selling short “against the box” is not a principal investment strategy of any Fund.

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High Yield and Other Securities

Each of the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund may invest in corporate debt securities, including bonds and debentures (which are long-term) and notes (which may be short or long-term). A registered investment company in which the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund invests may also invest in such debt securities. These debt securities may be rated investment grade by S&P or Moody’s. Securities rated BBB by S&P or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. A Fund (and registered investment companies in which a Fund may, at times, invest) may also invest in securities that are rated below investment grade. Investments in high yield securities (namely, less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Lower-grade obligations are commonly referred to as “junk bonds. ” Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities. Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company’s portfolio and their markets, as well as on the ability of securities’ issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the Leuthold Core Investment Fund, the Leuthold Global Fund or the Leuthold Global Industries Fund (or by a registered investment company in which a Fund invests) defaults, the Fund (or such registered investment company) may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and a Fund’s net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

Certain securities held by the Leuthold Core Investment Fund, the Leuthold Global Fund or the Leuthold Global Industries Fund (or a registered investment company in which a Fund

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invests), including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the Fund’s (or the underlying registered investment company’s) net assets.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Leuthold Core Investment Fund, the Leuthold Global Fund or the Leuthold Global Industries Fund (or a registered investment company in which a Fund invests) to value accurately high yield securities or dispose of them. To the extent a Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Leuthold Global Fund, the Leuthold Core Investment Fund or the Leuthold Global Industries Fund (or a registered investment company in which a Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, a Fund (or a registered investment company in which a Fund invests) must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, a Fund (or a registered investment company in which a Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the investment adviser to the Leuthold Core Investment Fund, the Leuthold Global Fund or the Leuthold Global Industries Fund (or a registered investment company in which a Fund invests) will monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so a Fund can meet redemption requests. To the extent that a Fund (or a registered investment company in which a Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. A Fund (or a registered investment company in which a Fund invests) may retain a portfolio security whose rating has been changed.

Investment in Subsidiaries

Each of the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund may invest up to 25% of its total assets in foreign wholly-owned subsidiaries. The Funds will invest in such subsidiaries in order to gain exposure to the investment returns of the commodities markets, including investments in metals, within the limitations of the

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federal tax law requirements applicable to regulated investment companies. By investing in the subsidiaries, the Funds may be considered to be investing indirectly in the same investments as the subsidiaries and are indirectly exposed to the risks associated with those investments.

Registered Investment Companies

Each Fund may invest up to 25% of its net assets in shares of registered investment companies. No Fund will purchase or otherwise acquire shares of any registered investment company if (a) that Fund and its affiliated persons would own more than 3% of any class of securities of such registered investment company, (b) more than 5% of its net assets would be invested in the shares of any one registered investment company, or (c) more than 10% of its net assets would be invested in shares of other investment companies, except for purchases of money market funds, purchases pursuant to Section 12(d)(1)(F) of the Act (or other statutory exemptions), purchases pursuant to an exemptive order, or as part of a plan of merger, consolidation or reorganization approved by the stockholders of a Fund. If a Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.

Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which the Funds invest. By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which a Fund invests related to the distribution of such registered investment company’s shares.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until its investment adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Funds invest are made independently of the Funds and their investment adviser. At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Although the Funds will not concentrate their investments, registered investment companies in which the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund may invest may concentrate their investments within one industry (namely, sector funds). Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.

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Metals

Each of the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund may invest directly in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals. (These Funds may also invest in metals indirectly by investing in foreign wholly-owned subsidiaries. See “Investment in Subsidiaries” above.) In connection with such investments these Funds may enter into agreements where they “pre-pay” for metals which are delivered at a later date (“Pre-Paid Physical Agreements”). When investing in metals there is the risk that parties that act as custodians for the metals held by these Funds or with which they have entered into Pre-Paid Physical Agreements may become insolvent and file for bankruptcy protection. In addition, these Funds may invest in companies that manufacture and distribute such metals, companies that invest in other companies engaged in activities related to such metals and securities indexed to the price of such metals or companies. The prices of such metals may be subject to substantial price fluctuations and may be affected by broad economic, financial and political factors, including inflation, metal sales by governments or international agencies, speculation, changes in industrial and commercial demand, currency devaluations or revaluations, trade imbalances and governmental prohibitions or restrictions. Further, investments in metals can present concerns such as delivery, storage and maintenance, possible illiquidity and the unavailability of accurate market valuations. Investment in metals earns no investment income and may involve higher custody and transaction costs than investments in securities.

For each of the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund to qualify as a regulated investment company under current federal tax law, gains from selling metals may not exceed 10% of the Fund’s gross income for its taxable year. This tax requirement could cause the Fund to hold or sell precious metals or securities when it would not otherwise do so, and if the requirement is not satisfied, could cause the Fund to be taxed as a corporation with respect to all of its income.

Natural Resources

The Leuthold Global Industries Fund may invest in securities of companies that engage in, invest in or sponsor mineral exploration or development programs. Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

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Real Estate Investment Trusts

The Leuthold Core Investment Fund and the Leuthold Global Fund may invest in real estate investment trusts. A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code. The Internal Revenue Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Internal Revenue Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act.

Foreign Government Obligations

The Leuthold Core Investment Fund and the Leuthold Global Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities. These securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

Each Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes securities whose disposition would be subject to legal restrictions (“restricted securities”). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer

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and are not readily marketable without some time delay. This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, a Fund could have difficulty selling them when the Adviser believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually restricted securities or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act , unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing a Fund’s net asset value. The judgment of the Adviser normally plays a greater role in valuing these securities than in valuing publicly traded securities.

Lending Portfolio Securities

In order to generate additional income, each Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. Government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The lending Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

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The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required.

Borrowing

Each Fund is authorized to borrow money from banks but may not borrow money for investment purposes. No Fund will purchase any portfolio securities or effect short sales while any borrowed amounts remain outstanding. Typically, if a Fund borrows money, it will be for the purpose of facilitating portfolio management by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. If a Fund’s borrowing exceeds 5% of its net assets or if not repaid within sixty days, it must maintain asset coverage (total assets less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund within three business days will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Portfolio Turnover

Each Fund’s annual portfolio turnover rate indicates changes in the Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. For the fiscal year ended September 30, 2014, the Leuthold Global Industries Fund had a relatively high turnover rate due to market volatility and the quantitative investment approach of the Fund. For the fiscal year ended September 30, 2013, each of the Funds other than the Grizzly Short Fund had a relatively high turnover rate due to market volatility and the quantitative investment approach of each Fund.

Temporary Defensive Positions

Neither of the Leuthold Select Industries Fund or the Grizzly Short Fund will take temporary defensive positions. Although none of these Funds will take a temporary defensive position, each Fund will invest in money market instruments (like U.S. Treasury Bills, commercial paper, or repurchase agreements) and hold some cash so that it can pay expenses and satisfy redemption requests. Unlike the Leuthold Select Industries Fund and the Grizzly Short Fund, the Leuthold Core Investment Fund, the Leuthold Global Fund, and the Leuthold Global Industries Fund may, in response to adverse market, economic, political, or other conditions, take temporary defensive positions.

Disclosure of Portfolio Holdings

The Funds maintain written policies and procedures as described below regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio

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securities is in the best interests of the Funds’ shareholders. The Chief Compliance Officer of the Adviser will report periodically to the Board of Directors with respect to compliance with the Funds’ portfolio holdings disclosure procedures. The Board of Directors or the Chief Compliance Officer of the Adviser may authorize the disclosure of the Funds’ portfolio holdings prior to the public disclosure of such information.

There may be instances where the interests of the shareholders of the Funds regarding the disclosure information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Funds. In such situations, the Chief Compliance Officer of the Adviser will bring the matter to the attention of the Board of Directors, and the Board will determine whether or not to allow such disclosure.

Fund Service Providers – Fund Administrator, Independent Registered Public Accounting Firm and Custodian. The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds’ portfolios from time to time, on an ongoing basis. As a result, such third party service providers receive portfolio holdings information prior to and more frequently than the public disclosure of such information. There is no set time between the date of such information being provided to the service providers and the date on which the information is publicly disclosed as the information is provided to the service providers on an as needed basis in connection with the services they provide to the Funds (some receive the information daily).

As an example, the Funds’ administrator is responsible for maintaining the accounting records of the Funds, which includes maintaining a current portfolio of each Fund. The Funds also undergo an annual audit which requires the Funds’ independent registered public accounting firm to audit each Fund’s portfolio as of the balance sheet date. In addition to the Funds’ administrator, the Funds’ custodian also maintains an up-to-date list of each Fund’s holdings, and the Funds’ financial printer, in connection with the printing of Fund publications for distribution to shareholders, receives portfolio holdings information. Each of these parties is contractually and/or ethically prohibited from sharing the Funds’ portfolios unless specifically authorized by the Funds.

Also, from time to time the Funds’ investment adviser may receive requests for proposals (“RFPs”) from consultants or potential clients that request information about the Funds’ holdings on an accelerated basis. As long as such requests are on a one time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. Such information will be provided with a confidentiality legend and only in cases where the Funds’ investment adviser has reason to believe that the data will be used only for legitimate purposes and not for trading.

Rating, Ranking and Risk Measurement Organizations. The Funds may provide their entire portfolios to rating, ranking and risk measurement organizations. The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds may not pay these organizations or receive any compensation from them for providing this information. The Funds may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 15 days old.

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Other Disclosure. At the end of each month on the Funds’ website (www.leutholdfunds.com): (1) the Leuthold Core Investment Fund and the Leuthold Global Fund publish their asset allocation percentages; and (2) the Leuthold Select Industries Fund, the Leuthold Global Industries Fund and the Grizzly Short Fund publish their industry group weightings. This information is updated approximately 5 to 10 calendar days following the end of each month. It is available to anyone that visits the website.

Each of the Funds may also provide top ten portfolio holdings in certain marketing materials, which holdings will be posted contemporaneously on the Funds’ website. In addition, each Fund may include with such disclosure information that includes, among other things, the top contributors/detractors from Fund performance.

The Adviser may manage other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain of the Funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings and are generally not subject to the Funds’ portfolio holdings disclosure policies.

DIRECTORS AND OFFICERS OF THE CORPORATION

As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. (The portfolios in the Leuthold Fund family are the only mutual funds in a “fund complex,” as such term is defined in the Act.) The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the current directors and officers of the Corporation are as follows (the ages are as of January 29, 2016 ):

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Name, Address and Age	Position(s) Held with Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen By Directors	Other Directorships Held (during past five years) by Director

“Noninterested Persons”
Lawrence L. Horsch c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 80	Chairman and Director	Indefinite, Director since 1995	Chairman, Eagle Management & Financial Corp., a management consulting firm.	5	None
Paul M. Kelnberger c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 72	Director and Chair of Audit Committee	Indefinite, Director since 1995	Retired Partner of Johnson, West & Co., PLC (currently Boeckermann, Grafstrom & Mayer, LLC) Certified Public Accountants .	5	None
Addison L. Piper c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 69	Director and Chair of Nominating Committee	Indefinite, Director since 2009	Retired Chairman and Chief Executive Officer of Piper Jaffray Companies.	5	Piper Jaffray Companies and Renaissance Learning, Inc.
“Interested Persons”
John C. Mueller 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 47	Director President	Indefinite, Director since 2009 One year term, President since 2011	Co-Chief Executive Officer of The Leuthold Group since 2005. Involved in Sales and Marketing for The Leuthold Group since 2001.	5	None

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Name, Address and Age	Position(s) Held with Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen By Directors	Other Directorships Held by Director

“Interested Persons”
Holly J. Weiss 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 47	Secretary and Treasurer	One year term, Secretary and Treasurer since 2009

Chief Financial Officer of the Adviser since 2011. Controller of the Adviser from 2008 to 2011. Prior to joining the Adviser, she was Controller for Churchill Capital Mezzanine Finance from 2001 to 2008.

				N/A	N/A
Roger A. Peters 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 55	Vice President and Chief Compliance Officer and Anti-Money Laundering Officer	One year term, Chief Compliance Officer since 2006 and Vice President since 2007 and Anti-Money Laundering Officer since 2011	Chief Compliance Officer of the Adviser since 2005.	N/A	N/A
Glenn R. Larson 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 50	Assistant Secretary	One year term, Assistant Secretary since 2006	Compliance Officer of the Adviser since 2005.	N/A	N/A

Qualification of Directors

John C. Mueller has extensive experience in the investment management industry, most recently as Co-Chief Executive Officer of The Leuthold Group. His experience and skills as a chief executive officer, as well as his familiarity with the investment management industry, particularly sales and marketing strategies utilized by the Adviser, led to the conclusion that he should serve as a director.

Lawrence L. Horsch’s long experience as a management consultant and director of 27 corporations has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable member of the Board of Directors. Paul M. Kelnberger has extensive experience in the accounting industry that has provided him with an extensive knowledge of financial statements and significant financial knowledge, which knowledge he brings to the Board of Directors in a relatable, effective way. Addison L. Piper has extensive experience in the financial industry, having served as the chief executive officer of a

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financial services company, that has provided him with a thorough knowledge of financial products and financial statements, making him a valuable member of the Board of Directors. Each of Messrs. Horsch, Kelnberger and Piper takes a conservative and thoughtful approach to addressing issues facing the Funds. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Horsch, Kelnberger and Piper should serve as a director.

Board Leadership Structure

The Board of Directors has general oversight responsibility with respect to the operation of the Corporation and the Funds, and has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board of Directors has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Funds in accordance with the provisions of the Act and other applicable laws. The Board of Directors has established an Audit Committee that is comprised entirely of members of the Board who are disinterested persons of the Funds (the “Independent Directors”). The Chairman of the Board is an Independent Director, and acts as the primary liaison between the Independent Directors and management. The Independent Directors help identify matters for consideration by the Board of Directors and the Chairman of the Board regularly participates in the agenda setting process for Board meetings.

The Board of Directors has determined that the structure of the Chairman of the Board as an Independent Director and the function and composition of the Audit Committee are appropriate means to provide effective oversight on behalf of the Funds’ shareholders and address any potential conflicts of interest that may arise from the Adviser’s representation on the Board. Further, the Corporation has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Funds, the arrangements for the conduct of the Funds’ operations, the number of directors, and the responsibilities of the Board of Directors.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Funds and service providers, the Board of Directors performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

The Corporation has an Audit Committee, which plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds and semiannually with the Funds’ chief compliance officer.

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Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Committees

The Board of Directors has two committees, the Audit Committee and the Nominating Committee. The members of both committees are comprised of directors who are not “interested persons.” Currently, Messrs. Piper, Horsch and Kelnberger are the members of the Audit Committee and the Nominating Committee.

The primary functions of the audit committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit, to review the results of the audit, to review the Funds’ internal controls and to review certain other matters relating to the independent auditors and financial records. The audit committee held two meetings during the fiscal year ended September 30, 2015.

The function of the Nominating Committee is to select and recommend candidates who are not “interested persons” of the Funds for election to the Board of Directors. The Nominating Committee held one meeting during the fiscal year 2015 . The Nominating Committee will meet only when necessary to select and recommend candidates who are not “interested persons” of the Funds for election to the Board of Directors. While the Nominating Committee is not required to consider candidates recommended by the Funds’ shareholders for election as directors, the Nominating Committee in its discretion may consider such recommendations. Any shareholder that wishes to nominate a director candidate should submit complete information as to the identity and qualifications of the director candidate. At a minimum, this information should include (a) the name and age of the nominee; (b) the nominee’s business background for at least the past five years; (c) any directorships that the nominee holds, or has held in the past five years, in public companies or investment companies; (d) any relationships of the nominee to the Funds, including share ownership; and (e) a description of all arrangements or understanding between such shareholder and each nominee and any other person pursuant to which the nomination is being made. A shareholder recommendation for a director nominee should be delivered to the Funds’ Secretary at 333 South Sixth Street, Suite 4600, Minneapolis, Minnesota 55402.

The Corporation’s Board of Directors has no other committees.

Board Compensation

The Corporation’s standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $ 11,000 for each meeting of the Board of Directors attended. The Corporation also pays additional compensation to the Chairman of the Board, the Chairman of the Audit Committee and the Chairman of the Nominating Committee.

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The Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.

The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation who served during the fiscal year ended September 30, 2015:

COMPENSATION TABLE

Name of Person	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Directors

“Interested Persons”

John C. Mueller	$0	$0	$0	$0

“Noninterested Persons”

Lawrence L. Horsch	$ 67,250	$0	$0	$ 67,250

Paul M. Kelnberger	$ 59,250	$0	$0	$ 59,250

Addison L. Piper	$ 59,250	$0	$0	$ 59,250

Code of Ethics

The Corporation and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by a Fund. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund. Rafferty Capital Markets, LLC, the distributor to the Funds, has also adopted a code of ethics pursuant to Rule 17j-1 under the Act .

Proxy Voting

The Funds vote proxies in accordance with the Adviser’s proxy voting policy. The Adviser generally follows the so-called “Wall Street Rule,” subject to the exceptions discussed below. Under the “Wall Street Rule,” the Adviser votes as management recommends or sells the stock prior to the meeting. The Adviser believes that following the “Wall Street Rule” is generally consistent with the economic best interests of the Funds. When management makes no recommendation, the Adviser will not vote proxies unless the Adviser determines the failure to vote would have a material adverse effect on the Funds. If the Adviser determines that the failure to vote would have a material adverse effect on the Funds, it will vote in accordance with what it believes are the economic best interests of the Funds.

The Adviser will “echo” vote (namely, vote for and against the proposal in the same proportion as all other shareholders) shares of investment companies that it owns inside the Funds to comply with the requirements of Section 12(d)(1) of the Act. If voting a proxy restricts trading in a security, the

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Adviser will not vote the proxy unless the trading restriction is of such limited duration that the Adviser deems the trading restriction will not negatively impact the Funds.

Consistent with its duty of care the Adviser monitors proxy proposals just as it monitors other corporate events affecting the companies in which the Funds invest. In the event that a vote presents a conflict of interest between the interests of the Funds and the Adviser, the Adviser will disclose the conflict to the Boards of Directors and, consistent with its duty of care and duty of loyalty, “echo” vote the securities (namely, vote for and against the proposal in the same proportion as all other shareholders). Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be requested, without charge, by calling 1-800-273-6886. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

Set forth below are the names and addresses of all holders of the shares of each of the Funds who as of December 31, 2015 owned of record, or to the knowledge of the Corporation, beneficially owned, more than 5% of each such Fund’s then outstanding shares, as well as the percentage of shares of each such Fund beneficially owned by all officers and directors of the Corporation as a group. No person is deemed to “control” a Fund, as that term is defined in the Act, because the Funds do not know of any person who owns beneficially or through controlled companies more than 25% of a Fund’s shares or who acknowledges the existence of control. The Corporation does not control any person.

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Leuthold Core Investment Fund (Retail)

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc. 211 Main St San Francisco, California 94105-1905	37.24%

National Financial Services, LLC One World Financial Center 200 Liberty St New York, New York 10281-1003	25.80%

TD Ameritrade Inc. 200 S. 108th Ave Omaha, Nebraska 68154-2631	7.18%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0001	5.86%

Officers and Directors as a Group (7 persons)	Less than 1%

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Leuthold Core Investment Fund (Institutional)

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc. 211 Main St San Francisco, California 94105-1905	28.96%

MLPF&S For the Sole Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	14.05%

TD Ameritrade Inc. 200 S. 108th Ave Omaha, Nebraska 68154-2631	10.63%

National Financial Services, LLC One World Financial Center 200 Liberty St New York, New York 10281-1003	10.47%

Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 2 3rd Floor Jersey City, New Jersey 07311	6.92%

Vanguard Brokerage Services P.O. Box 1170 Valley Forge, Pennsylvania 19482-1170	5.10%

Officers and Directors as a Group (7 persons)	Less than 1%

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Leuthold Global Fund (Retail)

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc. 211 Main St San Francisco, California 94105-1905	63.69%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0001	9.64%

National Financial Services, LLC One World Financial Center 200 Liberty St New York, New York 10281-1003	7.15%

Officers and Directors as a Group (7 persons)	Less than 1%

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Leuthold Global Fund (Institutional)

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc. 211 Main St San Francisco, California 94105-1905	38.73%

National Financial Services, LLC One World Financial Center 200 Liberty St New York, New York 10281-1003	16.83%

TD Ameritrade Inc. 200 S. 108th Ave Omaha, Nebraska 68154-2631	7.98%

Officers and Directors as a Group (7 persons)	1.20%

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Leuthold Select Industries Fund

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc. 211 Main St San Francisco, California 94105-1905	37.71%

National Financial Services, LLC One World Financial Center 200 Liberty St New York, New York 10281-1003	16.30%

LPL Financial 9785 Towne Centre Dr San Diego, California 92121-1968	8.38%

TD Ameritrade Inc. 200 S. 108th Ave Omaha, Nebraska 68154-2631	6.72%

Matrix Trust Company Cust. 717 17th St Suite 1300 Denver, Colorado 80202-3304	5.31%

Officers and Directors as a Group (7 persons)	1.60%

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Leuthold Global Industries Fund (Retail)

Name and Address of Beneficial Owner	Percent of Class

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0001	52.37%

Charles Schwab & Co., Inc. 211 Main St San Francisco, California 94105-1905	21.13%

National Financial Services, LLC One World Financial Center 200 Liberty St New York, New York 10281-1003	10.81%

Officers and Directors as a Group (7 persons)	4.10%

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Leuthold Global Industries Fund (Institutional)

Name and Address of Beneficial Owner	Percent of Class

National Financial Services, LLC One World Financial Center 200 Liberty St New York, New York 10281-1003	50.57%

Fort Worth Country Day School 4200 Country Day Lane Fort Worth, Texas 76109-4299	21.80%

Charles Schwab & Co., Inc. 211 Main St San Francisco, California 94105-1905	13.80%

The HMJ Trust & South Dakota Trust 2001 Kirby Drive Suite 705 Houston, Texas 77019-6033	7.28%

TD Ameritrade Inc. 200 S. 108th Ave Omaha, Nebraska 68154-2631	5.69%

Officers and Directors as a Group (7 persons)	8.10%

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Grizzly Short Fund

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc. 211 Main St San Francisco, California 94105-1905	60.33%

National Financial Services, LLC One World Financial Center 200 Liberty Street New York, New York 10281-1003	10.85%

Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 2 3rd Floor Jersey City, New Jersey 07311	6.52%

Officers and Directors as a Group (7 persons)	Less than 1%

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The following tables sets forth the dollar range of equity securities of each Fund and the aggregate dollar range of equity securities of all Funds beneficially owned by the current directors of the Corporation as of December 31, 2015.

Name of Director	Dollar Range of Equity Securities of Leuthold Core Investment Fund	Dollar Range of Equity Securities of Leuthold Global Fund	Dollar Range of Equity Securities of Leuthold Select Industries Fund

Interested Persons

John C. Mueller	Over $100,000	Over $100,000	$50,001 - $100,000

Noninterested Persons

Lawrence L. Horsch	Over $100,000	None	None

Paul M. Kelnberger	$ 10,001 - $ 50,000	$50,001 - $100,000	$50,001 - $100,000

Addison L. Piper	None*	None	None

*	The Adviser manages a separate account for Mr. Piper that utilizes an investment strategy substantially similar to the strategy that the Leuthold Core Investment Fund utilizes. Mr. Piper has over $100,000 invested in this account.

Name of Director	Dollar Range of Equity Securities of Leuthold Global Industries Fund	Dollar Range of Equity Securities of Grizzly Short Fund	Dollar Range of Equity Securities of All Funds

Interested Persons

John C. Mueller	Over $100,000	None	Over $100,000

Noninterested Persons

Lawrence L. Horsch	None	None	Over $100,000

Paul M. Kelnberger	None	None	Over $100,000

Addison L. Piper	None	None	None

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INVESTMENT ADVISER, PORTFOLIO MANAGERS, ADMINISTRATOR,

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

The Adviser

The investment adviser to each Fund is Leuthold Weeden Capital Management, 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota 55402. Pursuant to the investment advisory agreements entered into between the Corporation and the Adviser with respect to each Fund (the “Advisory Agreements”), the Adviser furnishes continuous investment advisory services to the Funds.

The Adviser supervises and manages the investment portfolio of each Fund and, subject to such policies as the Board of Directors of the Corporation may determine, directs the purchase or sale of investment securities in the day-to-day management of each Fund’s investment portfolio. Firm-wide risks for the Adviser are recorded and reviewed at least annually by management of the Adviser. As part of this process, risks inherent in the Funds are quantified and analyzed monthly by management of the Adviser and the Funds’ portfolio managers.

Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays salaries and fees of all officers and directors of the Corporation (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives the following investment advisory fee from each Fund based on such Fund’s average daily net assets at the annual rate of:

Leuthold Core Investment Fund:	0.90%
Leuthold Global Fund:	1.10%
Leuthold Select Industries Fund:	1.00%
Leuthold Global Industries Fund:	1.00%
Grizzly Short Fund	1.25%

Each Fund pays all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the 1933 Act and the Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. Each Fund also pays the fees of directors who are not officers of the Corporation or interested persons of the Adviser, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Funds, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including

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the cost of keeping all necessary stockholder records and accounts and handling any problems relating thereto.

During the fiscal years ended September 30, 2015, 2014 and 2013, the Leuthold Core Investment Fund incurred advisory fees payable to the Adviser of $ 7,694,256, $7,407,913 and $6,068,976, respectively. During the fiscal years ended September 30, 2015, 2014 and 2013, the Leuthold Global Fund incurred advisory fees payable to the Adviser of $ 3,760,209, $3,932,206 and $3,973,007, respectively. During the fiscal years ended September 30, 2015, 2014 and 2013, the Leuthold Select Industries Fund incurred advisory fees payable to the Adviser of $ 137,075, $138,347 and $ 112,250, respectively. During the fiscal years ended September 30, 2015, 2014 and 2013, the Leuthold Global Industries Fund incurred advisory fees payable to the Adviser of $ 238,251, $268,795 and $ 96,795, respectively. During the fiscal years ended September 30, 2015, 2014 and 2013, the Grizzly Short Fund incurred advisory fees payable to the Adviser of $ 1,169,286, $854,544 and $ 1,287,706, respectively.

The Adviser has undertaken to reimburse each of the Leuthold Core Investment Fund and the Leuthold Global Industries Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 2% with respect to the Leuthold Core Investment Fund and 1.50% with respect to the Retail Class shares of the Leuthold Global Industries Fund and 1.25% with respect to the Institutional Class shares of the Leuthold Global Industries Fund. As of the date hereof, no such state law provision was applicable to any of the Funds. Additionally, the Adviser has voluntarily agreed to reimburse the Leuthold Core Investment Fund to the extent aggregate annual operating expenses as described above exceed 1.25% of the Fund’s daily net assets. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser’s fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit. If, in any of the three fiscal years following any fiscal year in which the Adviser has reimbursed a Fund for excess expenses, such Fund’s expenses, as a percentage of such Fund’s average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Adviser the amount the Adviser reimbursed the Fund; provided, however, that the Fund’s expense ratio shall not exceed the applicable limit. During the fiscal years ended September 30, 2015, 2014 and 2013, the Adviser did not reimburse the Leuthold Core Investment Fund for excess expenses. During the fiscal years ended September 30, 2015, 2014 and 2013, the Adviser reimbursed the Leuthold Global Industries Fund $ 128,120, $89,378 and $ 71,564, respectively.

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The Adviser has undertaken to reimburse each of the Leuthold Global Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed 1.85% of the average daily net assets of the Leuthold Global Fund, 1.50% of the average daily net assets of the Leuthold Select Industries Fund and 2.50% of the average daily net assets of the Grizzly Short Fund for such year, as determined by valuations made as of the close of each business day of the year. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser’s fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit. If, in any of the three fiscal years following any fiscal year in which the Adviser has reimbursed a Fund for excess expenses, such Fund’s expenses, as a percentage of such Fund’s average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Adviser the amount the Adviser reimbursed the Fund; provided, however, that the Fund’s expense ratio shall not exceed the applicable limit. During the fiscal years ended September 30, 2015, 2014 and 2013, the Adviser did not reimburse the Leuthold Global Fund or the Grizzly Short Fund. During the fiscal years ended September 30, 2015, 2014 and 2013, the Adviser reimbursed the Leuthold Select Industries Fund $ 31,187, $13,531 and $ 22,934, respectively.

Each Advisory Agreement for the Leuthold Global Fund and the Leuthold Global Industries Fund remains in effect for two years from its effective date and thereafter continues in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement for the Grizzly Short Fund, the Leuthold Core Investment Fund and the Leuthold Select Industries Fund will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the applicable Fund’s stockholders on sixty (60) days’ written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

Each Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and

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attention to any other business whether of a similar or dissimilar nature, and render services to others.

See “ALLOCATION OF PORTFOLIO BROKERAGE” for a discussion of the benefits derived by the Adviser from soft dollar arrangements during the last fiscal year. None of the directors who are “Disinterested Persons” of the Corporation, or any member of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

The Adviser may pay compensation, out of its own funds and not as an expense of the Funds, to certain unaffiliated brokers, dealers or other financial intermediaries (“financial intermediaries”) in connection with the sale or retention of shares of the Funds or shareholder servicing. For example, the Adviser may pay additional compensation for the purpose of providing services to the Funds or to shareholders of the Funds, including shareholder servicing, transaction processing, sub-accounting services and marketing support. These payments, sometimes referred to as ‘‘revenue sharing,’’ do not change the price paid by investors to purchase the Funds’ shares or the amount the Fund receives as proceeds from such sales. The making of revenue sharing payments could create a conflict of interest for financial intermediaries receiving such payments.

Portfolio Managers

The sole investment adviser to each Fund is Leuthold Weeden Capital Management. The Leuthold Funds use a team-based approach to portfolio management. Each portfolio manager works collectively on the names and ideas in the portfolio and is equally responsible for the day-to-day management of the Funds that they manage. Final investment decisions are made by consensus.

The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of September 30, 2015.

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	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Greg M. Swenson (portfolio manager Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Global Industries Fund and Grizzly Short Fund)	0 $0	1 $ 21,152,043	96 $ 375,646,996	0 $0	0 $0	1 $ 1,139,854

Douglas R. Ramsey (portfolio manager Leuthold Core Investment Fund and Leuthold Global Fund)	0 $0	0 $ 0	80 $ 267,880,820	0 $0	0 $0	0 $ 0

Chun Wang (portfolio manager Leuthold Core Investment Fund, Leuthold Global Fund , Leuthold Select Industries Fund, and Leuthold Global Industries Fund)	0 $0	1 $ 21,152,043	92 $ 274,156,527	0 $0	0 $0	0 $0

Jun Zhu (portfolio manager Leuthold Core Investment Fund)	0 $0	0 $0	80 $ 267,880,820	0 $0	0 $0	0 $0

Kristen J. Hendrickson (portfolio manager Grizzly Short Fund)	0 $0	0 $0	1 $ 1,139,854	0 $0	0 $0	1 $ 1,139,854

The portfolio managers of the Adviser are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of September 30, 2015.

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Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Greg M. Swenson (portfolio manager Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Global Industries Fund and Grizzly Short Fund)	Salary/Bonus	Leuthold Weeden Capital Management	Mr. Swenson receives a fixed salary that is set by reference to industry standards. He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties he performs for the Adviser.

Douglas R. Ramsey (portfolio manager Leuthold Core Investment Fund and Leuthold Global Fund)	Salary/Bonus	Leuthold Weeden Capital Management	Mr. Ramsey receives a fixed salary that is set by reference to industry standards. He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties he performs for the Adviser.

Chun Wang (portfolio manager Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, and Leuthold Global Industries Fund)	Salary/Bonus	Leuthold Weeden Capital Management	Mr. Wang receives a fixed salary that is set by reference to industry standards. He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties he performs for the Adviser.

Jun Zhu (portfolio manager Leuthold Core Investment Fund)	Salary/Bonus	Leuthold Weeden Capital Management	Ms . Zhu receives a fixed salary that is set by reference to industry standards. She also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties she performs for the Adviser.

Kristen J. Hendrickson (portfolio manager Grizzly Short Fund)	Salary/Bonus	Leuthold Weeden Capital Management	Ms. Hendrickson receives a fixed salary that is set by reference to industry standards. She also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties she performs for the Adviser.

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The following tables set forth the dollar range of equity securities of each Fund beneficially owned by each of the portfolio managers of such Fund as of September 30, 2015.

Name of Portfolio Managers	Dollar Range of Equity Securities of Leuthold Core Investment Fund	Dollar Range of Equity Securities of Leuthold Global Fund	Dollar Range of Equity Securities of Leuthold Select Industries Fund

Greg M. Swenson	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000

Douglas R. Ramsey	Over $1,000,000	$500,001 - $1,000,000	$100,001 - $500,000

Chun Wang	$100,001 - $500,000	$100,001 - $500,000	$50,001 - $100,000

Jun Zhu	None	$50,001 - $100,000	None

Kristen J. Hendrickson	$10,001 - $50,000	$10,001 - $50,000	$1 - $10,000

Name of Portfolio Managers	Dollar Range of Equity Securities of Leuthold Global Industries Fund	Dollar Range of Equity Securities of Grizzly Short Fund

Greg M. Swenson	$100,001 - $500,000	None

Douglas R. Ramsey	$ 50,001 - $ 100,000	None

Chun Wang	$100,001 - $500,000	None

Jun Zhu	None	None

Kristen J. Hendrickson	$10,001 - $50,000	$1 - $10,000

The Administrator

The administrator to the Corporation is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Administrator”). Pursuant to a Fund Administration Servicing Agreement entered into between the Corporation and the Administrator (the “Administration Agreement”), the Administrator prepares and maintains the books, accounts and other documents required by the Act, responds to stockholder inquiries, prepares each Fund’s financial statements and tax returns, prepares certain reports and filings with the SEC and with state blue sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains each Fund’s financial and accounting records and generally assists in all aspects of each Fund’s operations. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Funds a fee, paid monthly at an annual rate of 0.04% of the first $1,500,000,000 of the Funds’ average net assets, 0.03% of the next $1,500,000,000 of the Funds’ average net assets, 0.02% of the next $1,500,000,000 of the Funds’ average net assets and 0.015% of the Funds’ average net assets in excess of $4,500,000,000. Notwithstanding the foregoing, the minimum annual fee payable to the Administrator is $240,000.

During the fiscal years ended September 30, 2015, 2014 and 2013, the Leuthold Core Investment Fund incurred fees of $ 328,424, $359,430 and $ 259,125, respectively, payable to the Administrator pursuant to the Administration Agreement. During the fiscal years ended September 30, 2015, 2014 and 2013, the Leuthold Global Fund incurred fees of $ 148,498, $147,768 and $ 141,028, respectively, payable to the Administrator pursuant to the Administration Agreement. During the fiscal years ended September 30, 2015, 2014 and 2013, the Leuthold Select Industries Fund incurred fees of $ 7,377, $6,263 and $ 4,381, respectively, payable to the Administrator pursuant to the Administration Agreement. During the fiscal years ended September 30, 2015, 2014 and 2013, the Leuthold Global Industries Fund incurred fees of $ 15,446, $15,097 and $ 3,726, respectively, payable to the Administrator pursuant to the Administration Agreement. During the fiscal years ended September 30, 2015, 2014 and 2013, the Grizzly Short Fund incurred fees of $ 32,250, $30,055 and $ 39,271, respectively, pursuant to the Administration Agreement.

The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days’ written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days’ written notice to the Corporation.

Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with its performance under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

The Custodian

U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, an affiliate of U.S. Bancorp Fund Services, LLC, serves as custodian of the Funds’ assets pursuant to Custody Agreement. Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments, (iv) respond to correspondence from stockholders, security brokers and others relating to its duties, and (v) make periodic reports to each Fund concerning such Fund’s operations. U.S. Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities. The Bank of New York Mellon, headquartered in New York, serves as a sub-custodian of the global assets of the Funds.

The Transfer Agent

U.S. Bancorp Fund Services, LLC serves as transfer agent and dividend disbursing agent for the Funds under a Transfer Agent Servicing Agreement. As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC has agreed to (i) issue and redeem shares of each Fund, (ii) make dividend and other distributions to stockholders of each Fund, (iii) respond to correspondence by Fund stockholders and others relating to its duties, (iv) maintain stockholder accounts, and (v) make periodic reports to each Fund.

The Fund Accounting Servicing Agent

In addition, the Corporation has entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC pursuant to which U.S. Bancorp Fund Services, LLC has agreed to maintain the financial accounts and records of each Fund and provide other accounting services to the Funds. For its accounting services, U.S. Bancorp Fund Services, LLC is entitled to receive fees, payable monthly from the Funds at an annual rate of 0.015% for the first $1 billion of average net assets and 0.005% of average net assets exceeding $1 billion. Notwithstanding the foregoing, the minimum annual fee payable for accounting services is $160,000. U.S. Bancorp Fund Services, LLC is also entitled to certain out of pocket expenses, including pricing expenses.

During the fiscal years ended September 30, 2015, 2014 and 2013, the Leuthold Core Investment Fund incurred fees of $ 135,534, $124,592 and $ 106,948, respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement. During the fiscal years ended September 30, 2015, 2014 and 2013, the Leuthold Global Fund incurred fees of $ 67,168, $67,764 and $ 65,867, respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement. During the fiscal years ended September 30, 2015, 2014 and 2013, the Leuthold Select Industries Fund incurred fees of $ 6,452, $5,847 and $ 4,946, respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement. During the fiscal years ended September 30, 2015, 2014 and 2013, the Leuthold Global Industries Fund incurred fees of $ 19,152, $17,989 and $ 16,413, respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement. During the fiscal years ended September 30, 2015, 2014 and 2013, the Grizzly Short Fund incurred fees of $ 12,868, $11,496 and $ 14,559, respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement.

Distributor

Rafferty Capital Markets, LLC serves as the distributor for the Funds. Its principal business address is 59 Hilton Avenue, Garden City, New York 11530.

SERVICE PLANS

Each of the Leuthold Core Investment Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Funds. Payments under these plans are authorized by the officers of the Corporation.

The service plan may be terminated by a Fund at any time upon a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the plans, and will be terminated if its continuance is not approved at least annually by such directors.

The Board of Directors reviews quarterly the amount and purposes of expenditures pursuant to the service plans as reported to it by the officers of the Corporation.

DISTRIBUTION PLANS

Each of the Leuthold Global Fund and the Leuthold Global Industries Fund has adopted a Service and Distribution Plan (the “12b-1 Plan”). The Institutional Shares of the Leuthold Global Fund and the Leuthold Global Industries Fund are not subject to the 12b-1 Plan. Each 12b-1 Plan was adopted in anticipation that each Fund will benefit from the 12b-1 Plan through increased sales of shares, thereby reducing each Fund’s expense ratio and providing the Adviser with greater flexibility in management. Each 12b-1 Plan authorizes payments by each Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of a Fund’s average daily net assets. Amounts paid under a 12b-1 Plan by a Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. To the extent any activity is one which a Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the 12b-1 Plan and not subject to its limitations.

Each 12b-1 Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the 12b-1 Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the applicable Fund. Messrs. Piper, Horsch and Kelnberger are currently the Rule 12b-1 Directors. Any change in a 12b-1 Plan that would materially increase the distribution expenses of a Fund provided for in the 12b-1 Plan requires approval of the Board of Directors, including the Rule 12b-1 Directors, and a majority of the applicable Fund’s shareholders.

While these 12b-1 Plans are in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to each 12b-1 Plan quarterly as reported to it by the distributor, if any, or officers of the Corporation. Each 12b-1 plan will continue in effect for as long its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.

During the fiscal year ended September 30, 2015, pursuant to the 12b-1 Plan, the Leuthold Global Fund incurred fees of $ 232,500 which were used to pay selling dealers. During the fiscal year ended September 30, 2015, pursuant to the 12b-1 Plan, the Leuthold Global Industries Fund incurred fees of $ 16,652 which were used to pay selling dealers.

DETERMINATION OF NET ASSET VALUE

The net asset value (or price) per share of each Fund is determined by dividing the total value of that Fund’s investments and other assets, less any liabilities, by its number of outstanding shares. The net asset value of each Fund normally will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

Securities listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, including securities sold short, which are listed on an exchange but which are not traded on the valuation date are valued at the mean between the bid and the asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price or, if unavailable, at prices provided by an independent pricing service. Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices. Debt securities are valued at bid prices provided by an independent pricing service approved by the Directors that uses a matrix pricing method or other analytical pricing models. Physical metals are valued at prices provided by an independent pricing service. Other assets, including investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors.

Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. Non-exchange traded options also will be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, fair value shall be determined. Rights and warrants that are not traded are valued at the difference between the exercise price and the closing, quoted market price of the underlying security, or at zero if the closing quoted market price is lower than the exercise price.

The Funds have adopted procedures pursuant to Rule 17a-7 under the Investment Company Act of 1940 pursuant to which the Funds may effect a purchase and sale transaction between Funds, with an affiliated person of the Funds (or an affiliated person of such an affiliated person) in which a Fund issues its shares in exchange for securities of a type which are permitted investments for such Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7.

The Funds may invest in foreign securities. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. The Board has approved the use of their independent pricing provider’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If these events materially affect the value of portfolio securities, then these securities may be valued as determined in good faith by the Funds’ Board of Directors. Some of the factors which may be considered by the Board of Directors and the Funds’ Fair Value Pricing Committee in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Physical metals are valued at prices provided by an independent pricing service. The Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund may invest in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals. Metals not traded on an exchange are valued at the mid-point between the closing bid and asked prices as obtained from a commonly used reputable pricing source.

REDEMPTION OF SHARES

Frequent purchases and redemptions of a Fund’s shares by a shareholder may harm other shareholders of the Fund by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board of Directors discourages frequent purchases and redemptions of shares of the Leuthold Global Industries Fund, the Leuthold Global Fund, and the Leuthold Core Investment Fund by:

1.          Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Funds believe might engage in frequent purchases and redemptions of Fund shares;

2.          Imposing a 2% redemption fee on redemptions or exchanges that occur within 5 business days of the share purchase.

The redemption fee does not apply to retirement plans (if the plans request and receive a waiver of the fee), but otherwise applies to all investors in these Funds, including those who invest through omnibus accounts at intermediaries such as broker-dealers.

These Funds rely on intermediaries to determine when a redemption occurs within 5 business days of purchase. Shareholders purchasing shares through an intermediary should contact the intermediary or refer to their account agreement or plan document for information

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about how the redemption fee for transactions in the intermediary’s omnibus accounts works and any differences between the Funds’ redemption fee procedures and the intermediary’s redemption fee procedures. The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan.

Although the Funds identified above have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur. These Funds may, in their sole discretion, waive the redemption fee in the case of death, disability, hardship, or other limited circumstances that do not indicate market timing strategies.

In calculating whether a sale of Fund shares (including an exchange) is subject to a redemption fee, a shareholder’s holdings will be viewed on a “first in/first out” basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange.

The Leuthold Select Industries Fund and the Grizzly Short Fund generally accommodate frequent purchases and redemptions of their shares notwithstanding the potential harm to the other shareholders of the Leuthold Select Industries Fund and the Grizzly Short Fund. The Board of Directors believes it likely that a significant number of investors in the Leuthold Select Industries Fund and the Grizzly Short Fund are not long-term investors because the Leuthold Select Industries Fund is offered to investors who choose to do their own asset allocation rather than invest in the Leuthold Global Fund or the Leuthold Core Investment Fund and because of the rising stock market risk associated with short selling of the Grizzly Short Fund. Although the Leuthold Select Industries Fund and the Grizzly Short Fund generally accommodate frequent purchases and redemptions of their shares, they reserve the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that these Funds believe might engage in potentially disruptive purchases and redemptions of their shares.

The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

SYSTEMATIC WITHDRAWAL PLAN

An investor who owns Retail Shares of any Fund worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Funds or U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Retail Shares of a Fund with the Corporation and appoints it as agent to effect redemptions of such shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Retail Shares of a Fund deposited by the investor in the account need not be endorsed or accompanied by a stock power if

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registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required. The investor’s signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of Retail Shares in the account at net asset value. Redemptions will be made in accordance with the schedule (for example, monthly, bimonthly [every other month], quarterly or yearly, but in no event more than monthly) selected by the investor. If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next business day. When establishing a Systematic Withdrawal Plan, the Funds recommend that the investor reinvest in additional Fund shares all income dividends and capital gains distributions payable by the Fund. The investor may deposit additional Retail Shares in his account at any time.

Withdrawal payments cannot be considered as yield or income on the investor’s investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor’s account.

The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying U.S. Bancorp Fund Services, LLC in writing thirty (30) days prior to the next payment.

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

The Funds offer an automatic investment option pursuant to which money will be moved from a stockholder’s bank account to the stockholder’s Fund account on the schedule (for example, monthly, bimonthly [every other month], quarterly or yearly) the stockholder selects. The minimum transaction amount is $50.

The Funds offer a telephone purchase option pursuant to which money will be moved from the stockholder’s bank account to the stockholder’s Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive the purchase order before the close of regular trading on such date. Most transfers are completed within 3 business days. The minimum amount that can be transferred by telephone is $100.

INACTIVE ACCOUNTS

It is the responsibility of a shareholder to ensure that the shareholder maintains a correct address for the shareholder’s account(s), as a shareholder’s account(s) may be transferred to the shareholder’s state of residence if no activity occurs within the shareholder’s account during the “inactivity period” specified in the applicable state’s abandoned property laws. Specifically, an

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incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Upon receiving returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account has legally been abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

ALLOCATION OF INVESTMENT OPPORTUNITIES

Although the Funds have differing investment objectives, there will be times when certain securities will be eligible for purchase by multiple Funds or will be contained in the portfolios of multiple Funds. Although securities of a particular company may be eligible for purchase by the Funds, the Adviser may determine at any particular time to purchase a security for one Fund, but not the another, based on each Fund’s investment objective and in a manner that is consistent with the Adviser’s fiduciary duties under federal and state law to act in the best interests of each Fund.

There may also be times when a given investment opportunity is appropriate for some, or all, of the Adviser’s other client accounts. It is the policy and practice of the Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients, including the Funds, over a period of time on a fair and equitable basis.

If the Adviser determines that a particular investment is appropriate for more than one client account, the Adviser may aggregate securities transactions for those client accounts (“block trades”). To ensure that no client account is disadvantaged as a result of such aggregation, the Adviser has adopted policies and procedures to ensure that the Adviser does not aggregate securities transactions for client accounts unless it believes that aggregation is consistent with its duty to seek best execution for client accounts and is consistent with the applicable agreements of the client accounts for which the Adviser aggregates securities transactions. No client account is favored over any other client account in block trades, and each client account that participates in block trades participates at the average share price for all transactions in the security for which that aggregated order is placed on the day that such aggregated order is placed. Subject to minimum ticket charges, transaction costs are shared in proportion to Client Accounts’ participation.

It is the Adviser’s general policy not to purchase a security in one Fund while simultaneously selling it in another Fund. However, there may be circumstances outside of the Adviser’s control that require the purchase of a security in one portfolio and a sale in the other. For example, when one Fund experiences substantial cash inflows while another Fund experiences substantial cash outflows, the Adviser may be required to buy securities to maintain a fully invested position in one Fund, while selling securities in another Fund to meet shareholder redemptions. In such circumstances, a Fund may acquire assets from another Fund that are otherwise qualified investments for the acquiring Fund, so long as no Fund bears any markup or spread, and no commission, fee or other remuneration is paid in connection with the acquisition, and the acquisition complies with Section 17(a) of the 1940 Act and Rule 17a-7 thereunder. If the purchase and sale are not effected pursuant to Rule 17a-7, then the purchase and/or sale of a

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security common to both portfolios may result in a higher price being paid by a Fund in the case of a purchase than would otherwise have been paid, or a lower price being received by a Fund in the case of a sale than would otherwise have been received, as a result of a Fund’s transactions affecting the market for such security. In any event, the Funds management believes that under normal circumstances such events will have a minimal impact on a Fund’s per share NAV and its subsequent long-term investment return.

ALLOCATION OF PORTFOLIO BROKERAGE

Each Fund’s securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation’s Board of Directors. Decisions to buy and sell securities for each Fund are made by the Adviser subject to review by the Corporation’s Board of Directors. In placing purchase and sale orders for portfolio securities for each Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by a Fund. In some cases, transactions are with firms who act as principals for their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s reputation, financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In many instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

Prior to October 1, 2014, the Adviser could allocate brokerage to Weeden & Co., L.P. (“Weeden”), an affiliated broker-dealer, but only if the Adviser reasonably believed the commission and transaction quality were comparable to that available from other qualified brokers. Steven C. Leuthold and certain other former employees who remain limited partners of the Adviser are limited partners in Weeden Investors, L.P. An affiliate of Weeden & Co., L.P., Weeden Investors, L.P., owns 22% of the securities of the Adviser. Effective as of October 1, 2014, the Adviser implemented a policy not to allocate brokerage to Weeden, and has not allocated brokerage to Weeden since October 1, 2014. The Adviser may change this policy in the future, but has no current intent to change it.

For periods ending on or prior to September 31, 2014, Weeden could receive revenue in the form of “liquidity rebates” which are payments from electronic communication networks (“ECNs”) where Fund trades were directed by Weeden for execution as an incentive for providing liquidity to the ECN. Under the Act, Weeden is prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Weeden, when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which Weeden is a member, acted in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

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The Adviser provides market research to institutional clients for an agreed upon payment. Institutional research is also distributed through broker-dealers who may effect securities transactions for the Adviser’s clients (including Weeden). The broker-dealers typically provide the Adviser’s institutional research to their brokerage customers. The broker-dealers pay the Adviser a fee for the research that is based on the amount of the research purchased by the broker-dealer. In 2014, approximately 59% of the institutional research sold by the Adviser was institutional research distributed by Weeden. A broker-dealer’s willingness to distribute institutional research is not a factor considered by the Adviser in determining which broker-dealers it selects to effect securities transactions for its clients, including the Funds.

In allocating brokerage business for each Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause the Funds to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Funds and the other accounts as to which he exercises investment discretion. For 2014, the Adviser received a total of approximately $900,740 in soft dollar benefits. Weeden did not receive higher commissions because of research services provided.

The Funds utilize the services of Westminster Research Associates to administer its soft dollar program. Westminster Research specializes in independent research products and services, consolidating all administration and reporting of commission management needs with one firm. By using this type of umbrella provider the Funds do not have to decide who the soft dollar provider for said product/service will be, providing the Funds with greater flexibility in managing their soft dollar policy while fulfilling the fiduciary responsibility of best execution.

During the fiscal year ended September 30, 2015, the Leuthold Core Investment Fund paid brokerage commissions of $895,689 on transactions having a total market value of $1,828,754,332. All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2014, the Leuthold Core Investment Fund paid brokerage commissions of $621,528 on transactions having a total market value of $1,231,672,859. During the same period, the Leuthold Core Investment Fund paid Weeden brokerage commissions of $205,598 (or 33% of the total commissions paid) on transactions having a total market value of $360,908,621 (or 29% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2013, the Leuthold Core Investment Fund paid brokerage commissions of $850,580 on transactions having a total market value of $1,649,581,291. During

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the same period, the Leuthold Core Investment Fund paid Weeden brokerage commissions of $269,948 (or 32% of the total commissions paid) on transactions having a total market value of $439,641,775 (or 27% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser.

During the fiscal year ended September 30, 2015, the Leuthold Global Fund paid brokerage commissions of $408,526 on transactions having a total market value of $689,541,285. All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2014, the Leuthold Global Fund paid brokerage commissions of $339,221 on transactions having a total market value of $531,395,235. During the same period, the Leuthold Global Fund paid Weeden brokerage commissions of $18,731 (or 6% of the total commissions paid) on transactions having a total market value of $37,352,407 (or 32% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2013, the Leuthold Global Fund paid brokerage commissions of $547,127 on transactions having a total market value of $759,692,958. During the same period, the Leuthold Global Fund paid Weeden brokerage commissions of $33,205 (or 6% of the total commissions paid) on transactions having a total market value of $54,443,263 (or 7% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser.

During the fiscal year ended September 30, 2015, the Leuthold Select Industries Fund paid brokerage commissions of $11,595 on transactions having a total market value of $23,880,081. All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, the Leuthold Global Fund paid brokerage commissions of $ brokerage commissions of $All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2014, the Leuthold Select Industries Fund paid brokerage commissions of $10,918 on transactions having a total market value of $21,265,901. During the same period, the Leuthold Select Industries Fund paid Weeden brokerage commissions of $4,166 (or 38% of the total commissions paid) on transactions having a total market value of $6,757,823 (or 32% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2013, the Leuthold Select Industries Fund paid brokerage commissions of $18,923 on transactions having a total market value of $36,511,205. During the same period, the Leuthold Select Industries Fund paid Weeden brokerage commissions of $5,410 (or 29% of the total commissions paid) on transactions having a total market value of $9,200,800 (or 25% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser.

During the fiscal year ended September 30, 2015, the Leuthold Global Industries Fund paid brokerage commissions of $36,263 on transactions having a total market value of $52,446,293. All of the brokers to whom commissions were paid provided research services to the Adviser. the Leuthold Select Industries Fund paid brokerage commissions of $All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2014, the Leuthold Global Industries Fund paid brokerage commissions of $50,130 on transactions having a total market value of $67,174,859. During the same period, the Leuthold Global Industries Fund paid Weeden brokerage commissions of $1,244 (or 2% of the total commissions paid) on transactions having a total market value of $2,583,682 (or 4% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2013, the Leuthold Global Industries Fund paid brokerage commissions of $23,802 on transactions having a total market value of $31,024,758. During the same period, the Leuthold

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Global Industries Fund paid Weeden brokerage commissions of $875 (or 4% of the total commissions paid) on transactions having a total market value of $569,516 (or 2% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser.

During the fiscal year ended September 30, 2015, the Grizzly Short Fund paid brokerage commissions of $452,198 on transactions having a total market value of $717,916,645. All of the brokers to whom commissions were paid provided research services to the Adviser. All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2014, the Grizzly Short Fund paid brokerage commissions of $250,850 on transactions having a total market value of $354,132,144. During the same period, the Grizzly Short Fund paid Weeden brokerage commissions of $33,604 (or 13% of the total commissions paid) on transactions having a total market value of $55,754,624 (or 16% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2013, the Grizzly Short Fund paid brokerage commissions of $528,757 on transactions having a total market value of $703,673,718. During the same period, the Grizzly Short Fund paid Weeden brokerage commissions of $61,483 (or 12% of the total commissions paid) on transactions having a total market value of $88,254,624 (or 13% of the aggregate amount of transactions). the Grizzly Short Fund paid brokerage commissions of $All of the brokers to whom commissions were paid provided research services to the Adviser.

TAXES

Set forth below is a summary of certain United States federal income tax considerations applicable to the Funds and the purchase, ownership and disposition of shares. This discussion does not purport to be a complete description of the income tax considerations that may be applicable to an investment in the Funds. For example, this summary does not discuss certain tax considerations that may be relevant to non U.S. holders or holders who are subject to special rules under the Internal Revenue Code (the “Code”), including shareholders subject to the alternative minimum tax, tax-exempt organizations, certain financial institutions, dealers in securities, and pension plans and trusts. In addition, this summary does not discuss any aspect of U.S. estate or gift tax or foreign, state, or local taxes.

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Taxation of the Funds

Each Fund has elected to be treated, has qualified, and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. To qualify as a regulated investment company, each Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and the diversification of its assets. If a Fund so qualifies as a regulated investment company and distributes to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain), it will not be subject to U.S. federal income tax on its investment company taxable income (including net short-term capital gain, if any), realized during any fiscal year, or on its net capital gain realized during any fiscal year, to the extent that it distributes such income and gain to the Fund’s shareholders. If a Fund failed to qualify as a regulated investment company under Subchapter M in any fiscal year, it would be treated as a corporation for federal income tax purposes and, as such, the Fund (but not its shareholders) would be required to pay income taxes on the Fund’s net investment income and net realized capital gains, if any, at the rates generally applicable to corporations, whether or not the Fund distributed such income or gains. In addition, distributions to the Fund’s stockholders, whether from that Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

As a regulated investment company, a Fund is generally not allowed to utilize any net operating loss realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year. The Fund may, however, carry forward capital losses in excess of capital gains (“net capital losses”) from a taxable year to offset capital gains, if any, realized in a subsequent taxable year, subject to certain limitations. If the net capital losses were incurred in a taxable year beginning on or before December 22, 2010 (“pre-2011 capital losses”), such capital losses may be carried forward eight taxable years and in the year to which they are carried forward, such losses are treated as short-term capital losses that offset short-term capital gains and then offset long-term capital gains. Net capital losses incurred in taxable years beginning after December 22, 2010 (post-2010 capital losses) may be carried forward for an unlimited period but will be required to be utilized prior to pre-2011 capital losses, which carry an expiration date. As a result of this ordering rule, pre-2011 capital loss carryforwards could expire unused if capital gains in excess of post-2010 capital losses are insufficient to absorb the pre-2011 capital losses prior to their expiration. Additionally, post-2010 capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as required for pre-2011 capital losses.

In addition to the foregoing limitations, the amount of capital losses that can be carried forward and used in any single year may be limited in the case of assets acquired in a transaction constituting an “ownership change” within the meaning of section 382 of the Code. An ownership change can occur if, for example, a mutual fund company with capital loss carryforwards and unrealized losses is acquired by another mutual fund and shareholders of the acquired mutual fund hold less than 50% of the outstanding shares of the acquiring mutual fund following the transaction. When an ownership change occurs, the capital losses of the acquired fund are subject to an annual limitation equal to the product of the net asset value of the acquired fund immediately prior to the transaction and the “long-term tax-exempt rate” published by the IRS in effect at such time. Although losses in excess of the limitation may be carried forward, the carryforward of

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pre-2011 capital losses are subject to the eight-year limitation described above and, consequently, are subject to possible expiration if the section 382 limitation prevents their utilization.

At September 30, 2015, the Leuthold Global Fund and the Leuthold Global Industries Fund had no capital loss carry forward for federal income tax purposes. At September 30, 2015, the other Funds had the following capital loss carry forwards for federal income tax purposes:

	Leuthold Core Investment Fund		Leuthold Select Industries Fund		Grizzly Short Fund

Expires 09/30/2017	$(19,829,934	)*	$(431,254	)*	$—

Expires 09/30/2018	—		(511,354)		(18,663,090)

Expires 09/30/2019	—		—		(25,380,935)

Unlimited Short-term	—		—		(114,729,716)

* Capital loss carryforward transferred from merger, subject to annual section 382 limitations.

A Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. Each Fund intends to distribute substantially all of its investment company taxable income and net capital gains each fiscal year.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While each Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Taxation of Shareholders

Dividends from a Fund’s net investment income, including distributions from a Fund’s net realized short-term capital gains, are taxable to stockholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), whereas distributions from a Fund’s net realized long-term capital gains are taxable as long-term capital gain regardless of the stockholder’s holding period for the shares. Such dividends and distributions are taxable to stockholders whether received in cash or in additional shares of the Fund. In the case of domestic corporate shareholders, a portion of the income distributions of the Funds may be eligible for the 70% dividends received deduction.

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Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Even if the net asset value of Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder so that the dividend or distribution is the economic equivalent of a return of capital to the shareholder, the dividend or distribution will be taxable to the stockholder.

To the extent a Fund invests in securities of foreign issuers , its income from such securities may be subject to foreign taxes. If more than 50% of the Fund’s total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to benefit from any deduction or foreign tax credit available with respect to their pro rata portion of certain qualified foreign taxes paid by the Fund in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. Pursuant to such election, the Fund would treat those taxes as dividends paid to its shareholders, and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possession sources as the shareholder’s own income from such sources, and (3) would use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing taxable income. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

A redemption of shares will generally result in a capital gain or loss for income tax purposes for shareholders who hold such shares for investment. Such capital gain or loss will be long term or short term, depending upon the shareholder’s holding period in the redeemed shares. However, if a loss is realized on shares held for six months or less, and the investor received a distribution of net long-term capital gains during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Funds, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged or otherwise sold on or after such date. These requirements generally do not apply to investments through a tax−deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these new rules.

Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the Funds in writing that it is a C corporation, the shareholder must complete a new Form

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W−9 exemption certificate informing the Funds of such C corporation status or the Funds will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to the shareholder pursuant to these rules. Also, if a shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS approved alternative methods. A shareholder should contact the Funds to make, revoke or change the shareholder’s election. If a shareholder does not affirmatively elect a cost basis method, the Funds will use the average cost basis method as its default method for determining the shareholder’s cost basis.

Shareholders should note that they will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares purchased prior to January 1, 2012 and subsequently redeemed, exchanged or sold. Shareholders are encouraged to consult with their tax advisors regarding the application of the cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect. In addition, because the Funds are not required to, and in many cases do not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.

Each Fund may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that such stockholder is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the Purchase Application and should be completed when the account is opened.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Funds.

STOCKHOLDER MEETINGS

The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

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The Corporation’s Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation’s Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STRUCTURE

The Corporation’s Articles of Incorporation, as amended and supplemented, permit the Directors to issue 4,000,000,000 shares of common stock, with a $.0001 par value. The Board of Directors has the power to designate one or more classes (“series”) of shares of common stock and

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to classify or reclassify any unissued shares with respect to such series. Currently the Corporation is offering five series, the Leuthold Core Investment Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund, the Leuthold Global Industries Fund and the Grizzly Short Fund. The Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund offer two classes of shares, Retail Shares and Institutional Shares.

The shares of each Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. Generally shares are voted in the aggregate and not by each Fund, except where class voting rights by Fund is required by Maryland law or the Act.

The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund’s share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of all of the Funds. However the Board of Directors of the Corporation may, in its discretion direct that any one or more general liabilities of the Corporation be allocated among the Funds on a different basis. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

The Retail Shares and Institutional Shares represent an interest in the same assets of the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund, as the case may be, have the same rights and are identical in all material respects except that (1) Retail Shares of the Leuthold Global Fund and the Leuthold Global Industries Fund bear distribution (12b-1) fees and Institutional Shares are not subject to such fees; (2) Retail Shares of the Leuthold Core Investment Fund bear annual service fees and Institutional Shares are not subject to such fees; (3) Institutional Shares are available only to shareholders who invest directly in the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund, as the case may be, or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund, as the case may be, or the Adviser; and (4) that the Board of Directors may elect to have certain expenses specific to the Retail Shares or Institutional Shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Retail Shares or Institutional Shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund, as the case may be. With respect to Institutional Shares of the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund held by financial intermediaries in omnibus accounts, these Funds may pay a fee in respect of the provision of sub-transfer and related services to beneficial owners in omnibus accounts maintained by such financial intermediaries with these Funds (Omnibus Account Fees); provided

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that the aggregate Omnibus Account Fees may not exceed 0.15% of the applicable Fund’s average daily net assets allocable to Institutional Shares.

DESCRIPTION OF SECURITIES RATINGS

The Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund (or a registered investment company in which the Leuthold Core Investment Fund, the Leuthold Global Fund or the Leuthold Global Industries Fund invests) may invest in bonds and debentures assigned ratings of either Standard & Poor’s Corporation (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”). As also set forth below, the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund may invest in commercial paper and commercial paper master notes rated by Standard & Poor’s or Moody’s. A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Debt Ratings. A Standard & Poor’s corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such they pertain to senior obligations of such entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

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AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Bond Ratings.

Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered to be medium-grade obligations (namely, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

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Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Standard & Poor’s Commercial Paper Ratings. A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed “A- 1. ”

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

Moody’s Short-Term Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

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Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the independent registered public accounting firm for the Funds.

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PART C

OTHER INFORMATION

Item 28	Exhibits

	(a)(i)	Registrant’s Articles of Incorporation (1)

	(a)(ii)	Articles Supplementary (2)

	(a)(iii)	Articles Supplementary (2)

	(a)(iv)	Articles Supplementary (6)

	(a)(v)	Articles Supplementary (7)

	(a)(vi)	Articles Supplementary (8)

	(a)(vii)	Articles Supplementary (9)

	(a)(viii)	Articles Supplementary (10)

	(a)(ix)	Articles Supplementary (11)

	(a)(x)	Articles Supplementary (12)

	(a)(xi)	Articles Supplementary (13)

	(b)	Registrant’s Bylaws (1)

	(c)	None

	(d)(i)	Investment Advisory Agreement (Leuthold Core Investment Fund) (1)

	(d)(ii)	Investment Advisory Agreement (Leuthold Global Fund) (14)

	(d)(iii)	Investment Advisory Agreement (Leuthold Select Industries Fund) (15)

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(d)(iv)	Investment Advisory Agreement (Grizzly Short Fund) (2)

(d)(v)	Investment Advisory Agreement (Leuthold Global Industries Fund) (15)

(e)	None

(f)	None

(g)	Custody Agreement with U.S. Bank National Association (4)

(h)(i)	Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC (4)

(h)(ii)	Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC (4)

(h)(iii)	Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC (4)

(h)(iv)	Service Plan for Leuthold Select Industries Fund and Grizzly Short Fund (2)

(h)(v)	Service Plan for Leuthold Core Investment Fund (3)

(i)	Opinion of Foley & Lardner LLP – filed herewith

(j)	Consent of Ernst & Young LLP – filed herewith

(k)	None

(l)	Subscription Agreement (1)

(m)(i)	Service and Distribution Plan for Leuthold Global Fund (10)

(m)(ii)	Service and Distribution Plan for Leuthold Global Industries Fund (13)

(n)	Amended and Restated Rule 18f-3 Multi-Class Plan (13)

(p)(i)	Code of Ethics of Leuthold Funds, Inc. and Leuthold Weeden Capital Management, LLC (5)

(p)(ii)	Code of Ethics of Rafferty Capital Markets, LLC (15)

(1)

Previously filed as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 3 was filed on January 26, 1998 and its accession number is 0000897069-98-000011.

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(2)	Previously filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 6 was filed on March 31, 2000 and its accession number is 0000897069-00-000206.

(3)	Previously filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 9 was filed on January 31, 2002 and its accession number is 0000897069-02-000061.

(4)	Previously filed as an exhibit to Post-Effective Amendment No. 12 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 12 was filed on February 19, 2004 and its accession number is 0000897069-04-000430.

(5)	Previously filed as an exhibit to Post-Effective Amendment No. 15 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 15 was filed on November 30, 2005 and its accession number is 0000897069-05-002824.

(6)	Previously filed as an exhibit to Post-Effective Amendment No. 16 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 16 was filed on January 30, 2006 and its accession number is 0000897069-06-000222.

(7)	Previously filed as an exhibit to Post-Effective Amendment No. 18 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 18 was filed on May 19, 2006 and its accession number is 0000897069-06-001366.

(8)	Previously filed as an exhibit to Post-Effective Amendment No. 20 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 20 was filed on November 13, 2006 and its accession number is 0000897069-06-002390.

(9)	Previously filed as an exhibit to Post-Effective Amendment No. 22 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 22 was filed on January 30, 2007 and its accession number is 0000897069-07-000221.

(10)	Previously filed as an exhibit to Post-Effective Amendment No. 24 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 24 was filed on November 16, 2007 and its accession number is 0000897069-07-002059.

(11)	Previously filed as an exhibit to Post-Effective Amendment No. 25 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 25 was filed on January 31, 2008 and its accession number is 0000897069-08-000193.

(12)	Previously filed as an exhibit to Post-Effective Amendment No. 28 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 28 was filed on November 30, 2009 and its accession number is 0000897101-09-002462.

(13)	Previously filed as an exhibit to Post-Effective Amendment No. 31 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 31 was filed on May 13, 2010 and its accession number is 0000897101-10-001026.

(14)	Previously filed as an exhibit to Post-Effective Amendment No. 34 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 34 was filed on January 31, 2012 and its accession number is 0000897101-12-000129.

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(15)	Previously filed as an exhibit to Post-Effective Amendment No. 40 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 40 was filed on January 29, 2015 and its accession number is 0000897101-15-000103.

Item 29	Persons Controlled by or under Common Control with Registrant

Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any other person.

Item 30	Indemnification

Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant’s Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

Article VII

GENERAL PROVISIONS

Section 7.	Indemnification.

A.     The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

B.     In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained

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therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

C.     The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

D.     Expenses, including attorneys’ fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

E.     The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

F.    This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

G.     “Corporate Representative” means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a

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director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31	Business and Other Connections of the Investment Adviser

Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933, as amended.

Item 32	Principal Underwriters

Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Garden City, NY 11530, serves as principal underwriter for the Direxion Funds, Bretton Funds, Castle Focus Fund, Chou America Mutual Fund, Christopher Weil & Co. Funds, Clifford Capital Fund, Conestoga Funds, Ensemble Fund, Entrepreneur Shares, Epiphany Funds, FMI Funds, Greenleaf Income Growth Fund, Jacobs-Broel Fund, Leuthold Funds, Marketocracy Funds, NWM Momentum Fund, Outfitter Fund, PIP New Generation Fund, PSP Multi Manager Fund, Ranger Funds, Reynolds Funds, Satuit Funds, Sparrow Funds, Triad Small Cap Value Fund, Valley Forge Funds, Walthausen Funds and Wireless Fund.

The director and officers of Rafferty Capital Markets, LLC are:

Name *	Positions and Offices with Underwriter	Position and Offices with Registrant

Thomas A. Mulrooney	President	None

Stephen P. Sprague	Chief Financial Officer	None

*	The principal business address of each of the persons listed above is 1010 Franklin Avenue, Garden City, New York 11530.

Item 33	Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant’s Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota, 55402; and all other records will be maintained by the Registrant’s Administrator, U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin, 53202. In addition, Iron Mountain Records Management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. The address for Iron Mountain Records Management is 9715 James Avenue S., Bloomington, MN, 55431.

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Item 34	Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35	Undertakings

Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

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SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 28th day of January, 2016.

LEUTHOLD FUNDS, INC.
(Registrant)

By:	/s/ John C. Mueller
John C. Mueller, President

          Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

President (Principal
/s/ John C. Mueller	Executive Officer) and a	January 28, 2016
John C. Mueller	Director

/s/ Holly J. Weiss	Secretary and Treasurer
Holly J. Weiss	(Principal Financial and	January 28, 2016
Accounting Officer)

/s/ Lawrence L. Horsch	Director	January 28, 2016
Lawrence L. Horsch

/s/ Paul M. Kelnberger	Director	January 28, 2016
Paul M. Kelnberger

/s/ Addison L. Piper	Director	January 28, 2016
Addison L. Piper

Signature Page

EXHIBIT INDEX

Exhibit No.	Description

(a)(i)	Registrant’s Articles of Incorporation*

(a)(ii)	Articles Supplementary*

(a)(iii)	Articles Supplementary*

(a)(iv)	Articles Supplementary*

(a)(v)	Articles Supplementary*

(a)(vi)	Articles Supplementary*

(a)(vii)	Articles Supplementary*

(a)(viii)	Articles Supplementary*

(a)(ix)	Articles Supplementary*

(a)(x)	Articles Supplementary*

(a)(xi)	Articles Supplementary*

(b)	Registrant’s Bylaws*

(c)	None

(d)(i)	Investment Advisory Agreement (Leuthold Core Investment Fund)*

(d)(ii)	Investment Advisory Agreement (Leuthold Global Fund)*

(d)(iii)	Investment Advisory Agreement (Leuthold Select Industries Fund) *

(d)(iv)	Investment Advisory Agreement (Grizzly Short Fund)*

(d)(v)	Investment Advisory Agreement (Leuthold Global Industries Fund) *

(e)	None

(f)	None

(g)	Custody Agreement with U.S. Bank National Association*

Exhibit No.	Description

(h)(i)	Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC*

(h)(ii)	Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC*

(h)(iii)	Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC*

(h)(iv)	Service Plan for Leuthold Select Industries Fund and Grizzly Short Fund*

(h)(v)	Service Plan for Leuthold Core Investment Fund*

(i)	Opinion of Foley & Lardner LLP – filed herewith

(j)	Consent of Ernst & Young LLP – filed herewith

(k)	None

(l)	Subscription Agreement*

(m)(i)	Service and Distribution Plan for Leuthold Global Fund*

(m)(ii)	Service and Distribution Plan for Leuthold Global Industries Fund*

(n)	Amended and Restated Rule 18f-3 Multi-Class Plan*

(p)(i)	Code of Ethics of Leuthold Funds, Inc. and Leuthold Weeden Capital Management, LLC*

(p)(ii)	Code of Ethics of Rafferty Capital Markets, LLC *

*Filed previously.